AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2001


                                                               FILE NO. 33-77496
================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         POST-EFFECTIVE AMENDMENT NO. 9
                                       TO
                                    FORM S-6



                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                               ------------------

A. EXACT NAME OF TRUST:
                             JPF SEPARATE ACCOUNT B
B. NAME OF DEPOSITOR:
                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
C. COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES:

                                ONE GRANITE PLACE
                                CONCORD, NH 03301
D. NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE:

                               RONALD R. ANGARELLA
                                   PRESIDENT
                     JEFFERSON PILOT SECURITIES CORPORATION
                                ONE GRANITE PLACE
                                CONCORD, NH 03301

                                   COPIES TO:

       CHARLENE GRANT, ESQ.                          JOAN E. BOROS, ESQ.
   JEFFERSON PILOT LIFEAMERICA                 JORDEN, BURT, BOROS, CICCHETTI,
        INSURANCE COMPANY                           BERENSON & JOHNSON LLP
        ONE GRANITE PLACE                     1025 THOMAS JEFFERSON STREET, N.W.
        CONCORD, NH 03301                               SUITE 400 EAST
                                                  WASHINGTON, D.C. 20007-0805

                               ------------------

It is proposed that this filing will become effective (check appropriate box)



     [ ] immediately upon filing pursuant to paragraph (b)
     [x] on May 1, 2001 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(i)
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



E. TITLE AND AMOUNT OF SECURITIES BEING REGISTERED:
   UNITS OF INTEREST IN THE SEPARATE ACCOUNT UNDER INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES.

F. PROPOSED MAXIMUM AGGREGATE OFFERING PRICE TO THE PUBLIC OF THE SECURITIES BEING REGISTERED:

   REGISTRATION OF INDEFINITE AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.

G. AMOUNT OF FILING FEE:



   AN INDEFINITE AMOUNT OF THE REGISTRANT'S SECURITIES HAS BEEN REGISTERED PURSUANT TO A DECLARATION, UNDER RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, SET OUT IN THE REGISTRANT'S INITIAL FORM S-6 REGISTRATION STATEMENT. REGISTRANT FILED A RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000 ON FEBRUARY 27, 2001.



H. APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

   As soon as practicable after the effective date.

   Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                            Prospectus: May 1, 2001


                                  Ensemble II


                             JPF Separate Account B

                Flexible Premium Variable Life Insurance Policy
                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
          One Granite Place, Concord, New Hampshire 03301 800-258-3648
--------------------------------------------------------------------------------

This Prospectus describes the Ensemble II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot LifeAmerica Insurance Company ("we" or "JP LifeAmerica" or "the Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, Partial Surrenders, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account B ("Separate Account B" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of the Separate Account support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Fund. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.


The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").


This Prospectus also describes the Divisions used to fund the Policy through Separate Account B. Each Division invests exclusively in one of the following
Portfolios:



JPVF Growth Portfolio
JPVF Emerging Growth Portfolio
JPVF Capital Growth Portfolio
JPVF Small Company Portfolio
JPVF S&P 500 Index Portfolio
JPVF Value Portfolio
JPVF International Equity Portfolio
JPVF World Growth Stock Portfolio
JPVF Balanced Portfolio

JPVF High Yield Bond Portfolio
JPVF Money Market Portfolio
Fidelity VIP Growth Portfolio

Fidelity VIP Equity-Income Portfolio
Fidelity VIP II Contrafund Portfolio
MFS Research Series
MFS Utilities Series
Oppenheimer Strategic Bond Fund/VA
Oppenheimer Bond Fund/VA
Templeton International Securities  Fund: Class I
Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble II insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT JPF SEPARATE ACCOUNT B REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

table of contents
--------------------------------------------------------------------


                                                     Page
                                                    -----
DEFINITIONS .......................................    3
POLICY SUMMARY ....................................    4
THE SEPARATE ACCOUNT ..............................    5
CHARGES & FEES ....................................    6
 Charges & Fees Assessed Against
  Premium .........................................    6
 Charges & Fees Assessed Against
  Accumulation Value ..............................    6
 Charges & Fees Assessed Against the
  Separate Account ................................    7
 Charges Assessed Against the Underlying
  Funds ...........................................    8
 Charges Deducted Upon Surrender ..................    9
ALLOCATION OF PREMIUMS ............................   10
 The Portfolios ...................................   10
 Investment Advisers and Objectives for
  Each of the Funds ...............................   10
 Mixed and Shared Funding; Conflicts of
  Interest ........................................   12
 Fund Additions, Deletions or
  Substitutions ...................................   12
 General Account ..................................   13
POLICY CHOICES ....................................   13
 General ..........................................   13
 Premium Payments .................................   13
 Death Benefit Options ............................   15
 Transfers and Allocations to Funding
  Options .........................................   15
 Telephone Transfers, Loans and
  Reallocations ...................................   16
 Automated Transfers (Dollar Cost
  Averaging and Portfolio Rebalancing) ............   16
POLICY VALUES .....................................   17
 Accumulation Value ...............................   17
 Unit Values ......................................   17
 Net Investment Factor ............................   17
 Surrender Value ..................................   18
POLICY RIGHTS .....................................   18
 Surrenders .......................................   18
 Withdrawals ......................................   18
 Grace Period .....................................   19
 Reinstatement of a Lapsed Policy .................   19
 Right to Defer Payment ...........................   19
 Policy Loans .....................................   19



                                                    Page
                                                    -----
 Policy Changes ...................................   21
 Change in Death Benefit Option ...................   21
 Right of Policy Examination
  ("Free Look Period") ............................   21
 Supplemental Benefits ............................   21
DEATH BENEFIT .....................................   22
POLICY SETTLEMENT .................................   22
 Settlement Options ...............................   22
THE COMPANY .......................................   23
DIRECTORS & OFFICERS ..............................   24
ADDITIONAL INFORMATION ............................   26
 Reports to Policyowners ..........................   26
 Right to Instruct Voting of Fund Shares ..........   26
 Disregard of Voting Instructions .................   27
 State Regulation .................................   27
 Legal Matters ....................................   27
 The Registration Statement .......................   27
 Financial Statements .............................   27
 Employee Benefit Plans ...........................   27
 Distribution of the Policy .......................   27
 Independent Auditors .............................   28
 Group or Sponsored Arrangements ..................   28
TAX MATTERS .......................................   29
 General ..........................................   29
 Federal Tax Status of the Company ................   29
 Life Insurance Qualification .....................   29
 Charges for JP Financial Income Taxes ............   32
MISCELLANEOUS POLICY PROVISIONS ...................   33
 The Policy .......................................   33
 Payment of Benefits ..............................   33
 Suicide and Incontestability .....................   33
 Protection of Proceeds ...........................   33
 Nonparticipation .................................   32
 Changes in Owner and Beneficiary;
  Assignment ......................................   33
 Misstatements ....................................   34
ILLUSTRATIONS OF
 ACCUMULATION VALUES,
 CASH VALUES AND DEATH BENEFITS ...................  A-1
FINANCIAL STATEMENTS OF THE
 COMPANY ..........................................  F-1
FINANCIAL STATEMENTS OF THE
 SEPARATE ACCOUNT .................................  F-17


--------------------------------------------------------------------------------
 This prospectus does not constitute an offer in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon. The purpose of this variable life insurance policy is to provide insurance protection. Life insurance is a long-term investment. Policyowners should consider their need for insurance coverage and the policy's long-term investment potential. No claim is made that the policy is any way similar or comparable to an investment in a mutual fund.
--------------------------------------------------------------------------------
definitions
--------------------------------------------------------------------------------

Accumulation Value: The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

Age: The Insured's age at his/her nearest birthday.

Allocation Date: The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

Attained Age: The Insured's age at the last Policy Anniversary.

Beneficiary: The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary. The Beneficiary's interest may be subject to that of any assignee.

Cash Value: The Accumulation Value less any Surrender Charge. This amount less any Policy Debt is payable to you on surrender of the Policy.

Code: The Internal Revenue Code of 1986, as amended.

Company: Jefferson Pilot LifeAmerica Insurance Company.

Cost of Insurance: A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

Date of Receipt: Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our home office.

Death Benefit: The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.

Death Benefit Options: Either of the two methods for determining the Death Benefit.

Division: A separate division of Separate Account B which invests only in the shares of a specified Portfolio of a Fund.

Fund: An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

General Account: A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.

Grace Period: The 61-day period beginning on the Monthly Anniversary Day on which the Policy's Cash Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

Home Office: Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

Insured: The person on whose life the Policy is issued.

Issue Age: The Insured's age on the Policy's Issue Date.

Issue Date: The date on which the Policy is issued.

Loan Value: Generally, 9O% of the Policy's Cash Value on the date of a loan.

Minimum Initial Premium: The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

Monthly Anniversary Date: The same day in each month as the Policy Date.

Net Premium: The gross premium less a 2.0% State Premium Tax Charge.

Policy: The life insurance contract described in this Prospectus.

Policy Date: The date set forth in the Policy and from which policy years, policy months and policy anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is the date the Policy is issued.

Policy Debt: The sum of all unpaid policy loans and accrued interest thereon.

Portfolio: A separate investment series of one of the Funds.

Proof of Death: One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC: Securities and Exchange Commission.

Separate Account B: JPF Separate Account B, a separate investment account we established to fund the Policy.

Specified Amount: The amount you choose at application, which you may subsequently increase or decrease, and used in determining the Death Benefit.

State: Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands or any other possession of the United States.

Surrender Charge: An amount we retain upon the Surrender of the Policy, a Withdrawal or a decrease in Specified Amount.

Surrender Value: Cash Value less any Policy Debt.

Target Premium: The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.

Valuation Date: The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

Valuation Period: The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.


policy summary
--------------------------------------------------------------------------------

The Policy described in this Prospectus is a flexible premium variable life insurance policy. The Policy is intended to provide life insurance and pay a benefit (subject to adjustment under the Policy's Age and/or Sex, Suicide and Incontestability, and Grace Period provisions) upon surrender of the Policy or death of the Insured. The Policy allows flexible premium payments, Policy Loans, Withdrawals and a choice of two Death Benefit Options. Account values may be either fixed or variable or a combination of fixed and variable.

As described within, charges and fees will be assessed against premium payments, Accumulation Value, the Separate Account, the underlying Funds and upon surrender.

You must purchase your variable life insurance policy from a registered representative. The Policy, the initial application on the Insured, any subsequent applications and any riders constitute the entire contract.

At the time of application, you must choose a Death Benefit Option, decide on the amount of premium and determine how to allocate Net Premiums. You may elect to supplement the benefits afforded by the Policy through the addition of riders we make available.

The proceeds payable upon the death of the Insured depend on the Death Benefit Option chosen. Under Option 1 the Death Benefit equals the current Specified Amount. Under Option 2, the Death Benefit equals the current Specified Amount plus the Accumulation Value on the date of death. The Death Benefit proceeds will be reduced by repayment of any outstanding Policy Debt.

Although the Policy is designed to allow flexible premiums, you must pay sufficient premiums to continue the Policy in force. An initial premium, based on Issue Age, underwriting class and Specified Amount must be paid at issue. No premium payment may be less than $25. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. Should your Policy lapse, it may be reinstated.

You may allocate your Net Premiums to the Separate Account, the General Account or both Accounts. Net Premiums allocated to the Separate Account must be allocated to one or more of the Divisions of the Separate Account in whole percentages. The variable portion of the Policy is supported by the Divisions you choose and will vary with the investment performance of the associated Portfolios. Net Premiums allocated to the General Account will accumulate at rates of interest we determine. The effective rate of interest will not be less than 4.5% per year.


the separate account
--------------------------------------------------------------------------------

The Separate Account underlying the Policy is JPF Separate Account B. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, their investment objectives and their investment advisers are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.

Separate Account B was established under New Jersey law on March 2, 1994. Under New Jersey Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or the Company's management or investment practices or policies. We do not guarantee the Separate Account's investment performance.


Divisions. The Policy presently offers nineteen Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

charges & fees
--------------------------------------------------------------------

>CHARGES & FEES ASSESSED AGAINST PREMIUM

Premium Charges


Before we allocate a premium to any of the Divisions of Separate Account B and the General Account, we will deduct a state premium tax charge of 2.0% to compensate us for state premium taxes, franchise taxes and other local taxes imposed on premiums by New York State and local jurisdictions. The actual tax assessed falls between 1.7% and 2.5% of premiums received. Therefore, the 2.0% charge may be higher or lower than the actual tax we incur. We may assess the state premium tax charge on premiums received pursuant to replacements or under
Section 1035 of the Internal Revenue Code. We reserve the right to increase this charge to a maximum of 2.5%, and we do not expect to realize a profit as a result of this charge.



>CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions of the Separate Account or pro rata from each of the Divisions and the General Account. If you do not designate one Division, the charges will be deducted pro rata from each of the Divisions and the General Account.

Monthly Deduction

On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

The Monthly Deduction equals:

(i) the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

(ii) a Monthly Administrative Fee of $6.

Cost of Insurance. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions you may elect through a Policy rider.

The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus
(iii) where

(i) is the current Cost of Insurance Rate as described in the Policy;

(ii) is the death benefit at the beginning of the policy month divided by
1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

(iii) is the Accumulation Value at the beginning of the policy month.

If the corridor percentage applies, it will be reflected in the Death Benefit used in the calculation.

The current Cost of Insurance Rate is variable and is based on the Insured's issue age, sex (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis.

Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.

Charges for Optional Benefits. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.


>CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

Risk Charge

We will assess a charge against each Division of the Separate Account, not to exceed .0024657% on a daily basis (.90% on an annual basis) in policy years 1 through 10, and .0017808% on a daily basis (.65% on an annual basis) in policy years 11 and thereafter, to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

Administrative Charge for Transfers or Withdrawal

We may impose an Administrative Fee equal to the lesser of $25 or 10% of the amount of the transfer for each transfer among the Divisions of the Separate Account or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial net premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. We will also assess an Administrative Fee for withdrawals equal to the lesser of $25 or 2% of the amount withdrawn.

>CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS

Portfolio Company Annual Expenses
(as a percentage of average net assets)



                                                                                                      Total Portfolio
                                                                 Management            Other              Annual
                                                                    Fees              Expenses           Expenses
                                                               (After Expense      (After Expense     (After Expense
                                                              Reimbursements)     Reimbursements)     Reimbursements)
                                                             -----------------   -----------------   ----------------
JPVF Growth Portfolio ....................................          0.75%               0.09%              0.84%
JPVF Emerging Growth Portfolio ...........................          0.80%               0.08%              0.88%
JPVF Capital Growth Portfolio ............................          0.97%               0.05%              1.02%
JPVF Small Company Portfolio .............................          0.75%               0.08%              0.83%
JPVF S&P 500 Index Portfolio .............................          0.24%               0.04%              0.28%(2)
JPVF Value Portfolio .....................................          0.75%               0.06%              0.81%
JPVF International Equity Portfolio ......................          1.00%               0.15%              1.15%
JPVF World Growth Stock Portfolio ........................          0.75%               0.10%              0.85%
JPVF Balanced Portfolio ..................................          0.75%               0.09%              0.84%
JPVF High Yield Bond Portfolio ...........................          0.75%               0.42%              1.17%
JPVF Money Market Portfolio ..............................          0.50%               0.07%              0.57%
MFS Research Series ......................................          0.75%               0.10%              0.85%
MFS Utilities Series .....................................          0.75%               0.15%              0.90%
Oppenheimer Bond Fund/VA .................................          0.72%               0.04%              0.76%
Oppenheimer Strategic Bond Fund/VA .......................          0.74%               0.05%              0.79%
VIP Equity-Income Portfolio ..............................          0.48%               0.08%              0.56%(2)
VIP Growth Portfolio .....................................          0.57%               0.08%              0.65%(2)
VIP II Contrafund[RegTM] Portfolio .......................          0.57%               0.09%              0.66%(2)
Templeton International Securities Fund: Class 1 .........          0.75%               0.12%              0.87%



(1) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.33%. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.
(2) FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. With these arrangements, the total annual expenses presented in the table were 0.55% for the VIP Equity-Income Portfolio, 0.64% for the VIP Growth Portfolio and 0.63% for the VIP II Contrafund[RegTM] Porfolio.


Certain of the unaffiliated Portfolio advisers reimburse us for administrative costs incurred in connection with administering the Funds as variable funding options under the Policy (MFS--0.15%, Oppenheimer--0.10% for the Bond Fund and 0.15% for the Strategic Bond Fund). These reimbursements are paid out of the investment advisory fees and are not charged to the Portfolios.

For further details on each Portfolio's expenses please refer to that Portfolio's prospectus. Additional copies of each Portfolio's prospectus and the Statement of Additional Information for each Portfolio may be obtained free of charge by calling (800) 258-3648 x7719.

>CHARGES DEDUCTED UPON SURRENDER

If you surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, we will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

The initial Surrender Charge is specified in the Policy and is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, sex of the Insured. It is determined by multiplying a surrender factor by the lesser of (1) the premiums actually received in policy year one; or (2) the "Guideline Annual Premiums" as defined in the rules and regulations under the 1940 Act. The surrender factor depends on the length of time the Policy has been in force, as follows:



  Policy Year     Surrender Factor
--------------   -----------------
      1-5               .30
       6                .25
       7                .20
       8                .15
       9                .10
      10                .05
11 and after             0

We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death Benefit Option I to Death Benefit Option II. The additional Surrender Charge is determined by multiplying a surrender factor by the lesser of (1) or (2), where:

 (1) is A times B divided by C, where:

     A is the amount of the increase in the Specified Amount;

     B is the sum of the cash value just prior to the increase in the Specified
       Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and

     C is the Specified Amount in effect after the increase in the Specified
       Amount.

 (2) is the "Guideline Annual Premium" for the increase at the attained age of the Insured on the effective date of the increase in the Specified Amount.

The surrender factor depends on the length of time the increase has been in force, as follows:

 Increase Year     Surrender Factor
---------------   -----------------
      1-5                .15
       6                 .125
       7                 .10
       8                 .075
       9                 .05
       10                .025
 11 and after             0

The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease. We will not assess a Surrender Charge after the tenth Policy Year.

Surrender Charges on Surrenders and Withdrawals

All applicable Surrender Charges are imposed on Surrenders.

We will impose a pro rata Surrender Charge on Withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net Withdrawal by the Cash Value and multiplying the result by the amount of the Surrender Charge on a surrender.

Other Charges

We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes we pay on the assets attributable to that Division.

Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

allocation of premiums
--------------------------------------------------------------------------------

You may allocate all or a part of your Net Premiums to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account.


>THE PORTFOLIOS

The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums applied to the Separate Account will be invested in the Portfolios in accordance with your selection. The Separate Account is currently divided into 26 Divisions, which invest in the Portfolios of the following open-end investment management companies:

Jefferson Pilot Variable Fund, Inc. ("JPVF")
Fidelity[RegTM] Variable Insurance Products Fund ("VIP")
Fidelity[RegTM] Variable Insurance Products Fund II ("VIP II")
MFS[RegTM] Variable Insurance Trust
Oppenheimer Variable Account Funds
Franklin Templeton Variable Insurance Products Trust

Portfolios may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Portfolios you may elect over the lifetime of the Policy or to increase the total number of Portfolios you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only through the purchase of variable annuities or variable life insurance policies. (See Mixed and Shared Funding)


The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Portfolio or combination of Portfolios is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.



>INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.

Fidelity Management and Research Company "FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. OppenheimerFunds, Inc. is the investment adviser to the Oppenheimer Variable Account Funds. Templeton Investment Counsel, Inc. ("TICI") is the investment adviser to the Franklin Templeton Variable Insurance Products Trust.




------------------------------------------------------------------------------------------------------------------------
                                   EQUITY PORTFOLIO CHOICES
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                     OBJECTIVE                                                MANAGER
------------------------------------------------------------------------------------------------------------------------
JPVF Growth Portfolio              Capital growth by investing primarily in equity          Strong Capital
                                   securities that the Sub-Investment Manager               Management, Inc.
                                   believes have above-average growth prospects.
------------------------------------------------------------------------------------------------------------------------
JPVF Emerging Growth Portfolio     Long-term growth of capital. Dividend and                MFS
                                   interest income from portfolio securities, if any, is
                                   incidental to the Portfolio's investment objective
                                   of long-term growth.
------------------------------------------------------------------------------------------------------------------------
JPVF Capital Growth Portfolio      Seeks capital growth. Realization of income is           Janus Capital
                                   not a significant investment consideration and           Corporation
                                   any income realized will be incidental.
------------------------------------------------------------------------------------------------------------------------
JPVF Small Company Portfolio       Seeks growth of capital. The Portfolio pursues its       Lord, Abbott &
                                   objective by investing primarily in a diversified        Company
                                   portfolio of equity securities issued by small
                                   companies.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIO CHOICES
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                            MANAGER
------------------------------------------------------------------------------------------------------------------------
JPVF S&P 500 Index Portfolio(1)        Seeks investment results that correspond             Barclays Global Fund
                                       to the total return of common stocks publicly        Advisors
                                       traded in the United States, as represented by
                                       the S&P 500.
------------------------------------------------------------------------------------------------------------------------
JPVF Value Portfolio                   Long-term growth of capital by investing             Credit Suisse
                                       primarily in a wide range of equity issues           Management, LLC
                                       that may offer capital appreciation and,
                                       secondarily, seeks a reasonable level of
                                       current income.
------------------------------------------------------------------------------------------------------------------------
JPVF International Equity              Long-term growth of capital through investments      Lombard Odier
Portfolio                              in securities whose primary trading markets are      International Portfolio
                                       outside the United States.                           Management Limited
------------------------------------------------------------------------------------------------------------------------
JPVF World Growth Stock                Long-term growth through a policy of investing       Templeton Investment
Portfolio                              primarily in stocks of companies organized in        Counsel, Inc
                                       the U.S. or in any foreign nation. A portion of
                                       the Portfolio may also be invested in debt
                                       obligations of companies and governments of
                                       any nation. Any income realized will be
                                       incidental.
------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                   Seeks to achieve capital appreciation.               FMR
------------------------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio            Seeks reasonable income by investing primarily       FMR
                                       in income-producing equity securities. In
                                       choosing these securities the Portfolio will also
                                       consider the potential for capital appreciation.
                                       The Portfolio's goal is to achieve a yield which
                                       exceeds the composite yield on the securities
                                       comprising the Standard & Poor's Composite
                                       Index of 500 Stocks (S&P 500).
------------------------------------------------------------------------------------------------------------------------
VIP II Contrafund[RegTM] Portfolio     Seeks long-term capital appreciation.                FMR
------------------------------------------------------------------------------------------------------------------------
MFS Research                           Seeks to provide long-term growth of capital and     MFS
                                       future income.
------------------------------------------------------------------------------------------------------------------------
MFS Utilities                          Seeks capital growth and current income (income      MFS
                                       above that is available from a portfolio invested
                                       entirely in equity securities).
------------------------------------------------------------------------------------------------------------------------
Templeton International                Seeks long-term capital growth.                      Templeton Investment
Securities Fund: Class 1                                                                    Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------
                            EQUITY AND FIXED-INCOME PORTFOLIO CHOICES
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME              OBJECTIVE                                           MANAGER
------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio     Reasonable current income and long-term capital     Janus Capital
                            growth, consistent with conservation of capital,    Corporation
                            by investing primarily in common stocks and
                            fixed income securities.
------------------------------------------------------------------------------------------------------------------------



(1) "Standard & Poor's[RegTM]", "S&P[RegTM]", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.



------------------------------------------------------------------------------------------------------------------------
                                   FIXED INCOME PORTFOLIO CHOICES
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                     OBJECTIVE                                           Manager
------------------------------------------------------------------------------------------------------------------------
JPVF High Yield Bond Portfolio     High level of current income by investing           MFS
                                   primarily in corporate obligations with emphasis
                                   on higher yielding, higher risk, lower-rated or
                                   unrated securities.
------------------------------------------------------------------------------------------------------------------------
JPVF Money Market Portfolio        Seeks to achieve as high a level of current         MFS
                                   income as is consistent with preservation of
                                   capital and liquidity.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                             FIXED INCOME PORTFOLIO CHOICES
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME               OBJECTIVE                                            Manager
--------------------------   --------------------------------------------------   ----------------------
Oppenheimer Bond Fund/VA     Seeks a high level of current income. As a           OppenheimerFunds Inc.
                             secondary objective, seeks capital growth when
                             consistent with its primary objective.
------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic        Seeks a high level of current income principally     OppenheimerFunds Inc.
Bond Fund/VA                 derived from interest on debt securities and to
                             enhance such income by writing covered call
                             options on debt securities.
------------------------------------------------------------------------------------------------------------------------


An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.


Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.


>MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST


Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither we nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.


>FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio share already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.


We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;


(a) to operate the Separate Account in any form permitted by law;


(b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c) to transfer assets from one Division to another, or from any Division to our general account;

(d) to add, combine, or remove Divisions in the Separate Account;

(e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges"; and

(f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Funds.


>GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.

The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Funds does not affect the General Account Value.

The General Account is secured by our general assets. Our general assets include all Company assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus interest at an annual rate of not less than 4.5%, less the amount of any Withdrawals, Policy Loans or Monthly Deductions.

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.


policy choices
--------------------------------------------------------------------------------

>GENERAL

The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable to a named beneficiary or contingent beneficiary. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments. You may also adjust the level of life insurance payable under the Policy without having to purchase a new Policy by increasing or decreasing the Specified Amount.

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, each Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application or premium or contest a Policy for any good reason.

The minimum Specified Amount at issue is $25,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.


>PREMIUM PAYMENTS
The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our home office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each policy year. No payment may be less than $25. In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial ability, the current financial climate, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Policy Lapse")

Premiums paid in excess of the Planned Periodic Premium or an increase in your Planned Periodic Premium may cause the Policy to be classified as a "Modified Endowment Contract" for federal income tax purposes. If at any time we receive a premium payment which would result in your Policy being deemed a modified endowment contract, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within 60 days after the end of such Policy Year, the excess premium will be held in a separate deposit fund and credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the Contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. You may be notified of other options available to you. You also may choose to have the Policy be deemed a modified endowment contract and, if so, we will not refund the excess premium. (See--"Tax Matters").

Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules place limits on premiums and on the relationship between the Death Benefit and the Accumulation Value. If you pay a premium which would result in total premiums exceeding the current maximum premium limitations, we will refund the premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within such 60-day period, the excess premium will be held in a separate deposit fund and credited with interest until we refund it to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the Contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We will accept no further premium payments until allowed by the current maximum premium limitations required by the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower Cost of Insurance Rate based on a younger insurance age. For a backdated Policy, you must pay the premium for the period between the Policy Date and the date we receive the application at the Home Office. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

We will allocate premium payments, net of the premium tax charge, plus interest earned prior to the Allocation Date, among the General Account and the divisions of the Separate Account in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5% and allocation percentages must be in whole numbers only. We will allocate your initial premium (including any interest), as you instructed, on the Allocation Date. We will allocate your subsequent premiums as of the date they are received in our Home Office. Prior to the Allocation Date, we will allocate the initial net premium, and any other premiums received, to the General Account. (See "Right of Policy Examination")

You may change your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")


>DEATH BENEFIT OPTIONS

At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option you choose.

Under Option 1 the Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

Under Option 2 the Death Benefit will be the current Specified Amount plus the Accumulation Value on the date of death.

The corridor percentage depends upon the Insured's attained age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws.

Under both Option 1 and Option 2, the Death Benefit will be reduced by a Withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.


>TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

You may transfer all or part of the Accumulation Value to any other Portfolio or to the General Account at any time. You must transfer a minimum of $250 each time. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we may impose a transfer charge of the lesser of $25 or 10% of the amount transferred, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a Transfer Charge on the transfer of the initial Net Premium payments, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a Transfer Charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. While you are doing this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to increase the Specified Amount, surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate than that guaranteed for the General Account, or charge.

We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. Transfers from the General Account to the Divisions of the Separate Account will be subject to the transfer charge unless they are one of the first 12 transfers in a Policy Year and except for the transfer of initial net premium payments, plus interest earned, from the General Account, loan repayments or transfers in connection with the Dollar Cost Averaging or Portfolio Rebalancing programs.


We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowners or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowners or you.


>TELEPHONE TRANSFERS, LOANS AND REALLOCATIONS

You, your authorized representative or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing or by telephone. In order to make telephone transfers, you must complete a written telephone transfer authorization form and return it to us at our Home Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified.

We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

>AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Portfolio or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the us at least 30 days' notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions between various types of investments on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.

You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.


policy values
--------------------------------------------------------------------------------

>ACCUMULATION VALUE

The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any Policy Debt, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax Charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:

(i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period, plus

(ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, plus

(iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, minus

(iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, minus

(v) all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction allocated to the Divisions.


>UNIT VALUES

We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.


>NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

(1) is the sum of:

    (a) the Net Asset Value of a Fund share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

    (b) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2) is the Net Asset Value of a Fund share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3) is the daily charge no greater than .0024657% for policy years 1 through 10 and .0017808% for policy years 11 and thereafter, representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to .90% (Policy Years 1 through 10) and .65% (Policy Years 11 and thereafter) of the daily Net Asset Value of Fund shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

We will advise you at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.


>SURRENDER VALUE

The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See Charges Deducted Upon Surrender)


policy rights
--------------------------------------------------------------------------------

>SURRENDERS

By written request, you may surrender the Policy for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the Surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. (See Right to Defer Payment, Policy Settlement and Payment of Benefits)


>WITHDRAWALS

By Written Request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which you withdraw. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Cash Value less any Policy Debt. We will also deduct a pro rata Surrender Charge unless the withdrawal is combined with a request to maintain or increase the Specified Amount.

Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

> The Policy's Cash Value will be reduced by the amount of the withdrawal;

> The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

> Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below the $10,000.

If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.

You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits)


>GRACE PERIOD

If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, your Policy will go into lapse pending status. We will allow you 61 days of grace for payment of an amount sufficient to continue coverage. This amount must be sufficient in amount, after the deduction of the premium tax charge, to cover the monthly deductions for at least three policy months.

We will mail written notice to your last known address, according to our records, not less than 61 days before termination of the Policy. We will also mail this notice to the last known address of any assignee of record.

The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Day, the Policy will terminate without value at the end of the Grace Period.


>REINSTATEMENT OF A LAPSED POLICY

If the Policy terminates as provided in its Grace Period, you may reinstate it. To reinstate the Policy, the following conditions must be met:

> The Policy has not been fully surrendered.

> You must apply for reinstatement within 5 years after the date of termination.

> We must receive evidence of insurability satisfactory to us.

> The premium payment you make must be sufficient, after deduction of the premium tax charge, to cover the monthly deductions for three policy months after the reinstatement date.

> If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.

Supplemental Benefits will be reinstated only with our consent. (See Grace Period and Premium Payments)


>RIGHT TO DEFER PAYMENT

Payments of any Separate Account Value will be made within 7 days after our receipt of your Written Request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of Full Surrender and Withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

Payment of any General Account value may be deferred for up to six months, except when used to pay amounts due us.


>POLICY LOANS

We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions of the Separate Account and the existing General Account value that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account value equal to Policy Debt will accrue interest daily at the lesser of an annual rate of 6% or the interest rate currently credited to the General Account.

We will charge interest on any outstanding Policy Debt. The maximum interest rate is 8% compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged the prevailing interest rate, but not more than the maximum. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.

In the future, we may charge lower interest rates on policy loans. If the loan interest rate is less than 8%, we can increase the rate once each policy year by a maximum of 1%. We will notify you and any assignee of record of any change in the interest rate at least 30 days before the effective date of the increase.

If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply premium payments in the amount of the Planned Periodic Premium, received at the Premium Frequency, as premium unless you specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the Premium Frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the

Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Loan Value is not credited with the investment experience of the Funds.


>POLICY CHANGES

You may make changes to your Policy, as described below, by submitting a Written Request to our Home Office. Supplemental Policy specification pages and/or a notice confirming the change will be sent to you once the change is completed.

Increase or Decrease in Specified Amount

You may increase the Specified Amount at any time after the Policy has been issued or you may decrease the Specified Amount after the first Policy Year, so long as you are under attained age 85, and you send us a written request along with the Policy. However:

> Any increase or decrease must be at least $25,000

> Any increase or decrease will affect your cost of insurance charge

> Any increase or decrease may affect the monthly deduction adjustment

> Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect

> Any increase will require a supplemental application and satisfactory evidence of insurability

> Any increase will be effective on the Monthly Anniversary Date after the Date of Receipt of the request

> Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application

> Any decrease may result in federal tax implications under DEFRA/TAMRA (See
  "Federal Tax Matters")


>CHANGE IN DEATH BENEFIT OPTION

Any change in the Death Benefit Option is subject to the following conditions:

> The change will take effect on the Monthly Deduction Day on or next following the date on which your Written Request is received.

> There will be no change in the Surrender Charge.

> Evidence of insurability may be required.

> Changes from Option 1 to 2 will be allowed at any time while this Policy is in force, subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

> Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.


(See Surrender Charge and Right of Policy Examination)


>RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Home Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law), within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to Jefferson Pilot LifeAmerica Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.


>SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:

> Children's Term Insurance Rider--provides increments of level term insurance on the Insured's children, subject to the terms of the rider.

> Guaranteed Insurability Rider--provides that the Insured can purchase additional insurance at certain future dates, or increase the Specified Amount, without evidence of insurability, subject to the terms of the rider.

> Accidental Death Benefit Rider--provides additional insurance if the Insured's death results from an accident, as defined in the rider.

> Guaranteed Death Benefit Rider--guarantees that the Policy will stay in force during the guarantee period specified in the rider with a Death Benefit equal to the Specified Amount, subject to the terms of the rider.

> Waiver of Specified Premium Rider--provides for payment by us of a specified monthly premium into the Policy while you are disabled, as defined in the rider.

> Exchange of Insured Rider--allows you to exchange the Policy for a reissued policy on the life of a substitute insured, subject to the terms of the rider.

> Terminal Illness Accelerated Benefit Rider-- provides for an advance of up to 50% of a policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.

> Other Insured Term Rider--provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.

> Primary Insured Term Rider--provides increments of level term insurance on the Insured's life, subject to the terms of the rider.

Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in your Policy.


death benefit
--------------------------------------------------------------------------------

The Death Benefit under the Policy will be paid in a lump sum unless you or the beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. you may elect a Settlement Option for the beneficiary and deem it irrevocable. you may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the Insured's death, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

(See "Right to Defer Payment" and "Policy Settlement")


policy settlement
--------------------------------------------------------------------------------

We will pay proceeds in whole or in part in the form of a lump sum of the Settlement Options available under the Policy upon the death of the Insured or upon Surrender or upon maturity.

You may make a Written Request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Home Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.

>SETTLEMENT OPTIONS

The following Settlement Options are available under the Policy:

Option A--Installments of a specified amount. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

Option B--Installments for a specified period. Payments to be made monthly for an agreed number of years.

Option C--Life Income. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

Option D--Interest. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.

Option E--Interest: Retained Asset Account (Performance Plus Account). We will pay interest on the proceeds we hold, based on the floating 13 week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.

The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less that 2.5% per year. The interest rate for Option E will not be less than 2% per year.

Unless otherwise stated in the election of any option, the payee of the policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.

If the payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

An option may be made only if proceeds are $25,000 or more. We reserve the right to change payment intervals to increase payments to $250 each.

Calculation of Settlement Option Values

The value of the Settlement Options will be calculated as set forth in the Policy.


the company
--------------------------------------------------------------------------------

Jefferson Pilot LifeAmerica Insurance Company ("JP LifeAmerica" or "the Company") is a stock life insurance company chartered in 1897 in New Jersey. Prior to May 1, 1998, JP LifeAmerica was known as Chubb Colonial Life Insurance Company. JP LifeAmerica is a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company ("JP Financial"), a New Hampshire life insurance company. Effective April 30, 1997, JP Financial, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. JP LifeAmerica's service center is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

The Company is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands, Guam and in the District of Columbia.


At December 31, 2000, JP LifeAmerica had total assets of $1,095,464,000, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including JP LifeAmerica) were approximately $27.3 billion.


The Company writes individual life insurance and annuities. It is subject to New Jersey law governing insurance.


The Company is currently rated AAA (Exceptionally Strong) by Fitch IBCA, AAA (Exceptionally Strong) by Standard & Poor's Corporation and A++ (Superior) by A.M. Best and Company. These ratings do not apply to JPF Separate Account B, but reflect the opinion of the rating companies as to the Company's relative financial strength and ability to meet its contractual obligations to its policyowners.

directors and officers
--------------------------------------------------------------------------------
                           MANAGEMENT OF JP FINANCIAL


               Executive Officers and Directors of JP Financial
                                   Directors



                               Principal Occupation and
Name                           Business Address
------------------------------ ------------------------------------------------------------
Dennis R. Glass .............. Executive Vice President
                               (also serves as Executive Vice President, Chief Financial
                               Officer of Jefferson-Pilot Corporation and Jefferson-Pilot
                               Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
Kenneth C. Mlekush ........... President
                               (also serves as Executive Vice President of Jefferson-Pilot
                               Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
Hoyt J. Phillips ............. Senior Vice President (also serves as Senior Vice President of Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
David A. Stonecipher ......... Chairman and Chief Executive Officer
                               (also serves as President and Chief Executive Officer of
                               Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401



                   Executive Officers (Other Than Directors)



Name                            Position
------------------------------- ----------------------------------------------
Charles C. Cornelio ........... Executive Vice President
Leslie L. Durland ............. Executive Vice President
John D. Hopkins ............... Executive Vice President, General Counsel
John C. Ingram ................ Executive Vice President
Mark E. Konen ................. Executive Vice President
Reggie D. Adamson ............. Senior Vice President
Ronald R. Angarella ........... Senior Vice President
Wayne M. Benseler ............. Senior Vice President
Sandra K. Callahan ............ Senior Vice President
Leonard A. Cavallaro .......... Senior Vice President
Phillip Elam II ............... Senior Vice President
Donald M. Kane ................ Senior Vice President
Paul D. Ochsner ............... Senior Vice President
Bruce G. Parker, Jr. .......... Senior Vice President
Hal B. Phillips, Jr. .......... Senior Vice President
Richard T. Stange ............. Senior Vice President, Deputy General Counsel
James R. Abernathy ............ Vice President
Peter Baldini ................. Vice President
Rick L. Bender ................ Vice President
David K. Booth ................ Vice President
Jennifer K. Bowen ............. Vice President

Name                                 Position
------------------------------------ -----------------------------
H. Lusby Brown ..................... Vice President
Margaret O. Cain ................... Vice President
James R. Castle .................... Vice President
Michael A. Cataldo ................. Vice President
Thomas R. Charest .................. Vice President
Wendolyn J. Chase .................. Vice President
Dean F. Chatlain ................... Vice President
John A. Cindia ..................... Vice President
Rebecca M. Clark ................... Vice President
Jeffrey D. Coutts .................. Vice President
Daniel T. Cowperthwaite ............ Vice President
Patricia B. Creedon ................ Vice President
Bradford Crockett .................. Vice President
Robert Culver ...................... Vice President
Charles D. Cunningham, Jr. ......... Vice President
Gary E. Dace ....................... Vice President
Nicholas E. Dayan .................. Vice President
Richard C. Dielensnyder ............ Vice President
Kenneth S. Dwyer ................... Vice President
Henry C. Edmiston, Jr. ............. Vice President
Peter N. Ellinwood ................. Vice President
Ronald H. Emery .................... Vice President
Randal J. Freitag .................. Vice President
Mark P. Gilbert .................... Vice President
William W. Hanby ................... Vice President
Carol. R. Hardiman ................. Vice President
Thomas Heffron ..................... Vice President
James A. Hoffman, II ............... Vice President
C. Lindsay Ingram .................. Vice President
Chris J. Jakubson .................. Vice President
Maureen A. Kimball ................. Vice President
John L. Knowles, Jr. ............... Vice President
Patrick A. Lang .................... Vice President
Shari J. Lease ..................... Vice President
Edwin J. Lewandowski ............... Vice President
Valerie W. Loftin .................. Vice President
H. Scott Lane ...................... Vice President
Kurt Lustinger ..................... Vice President
Paul E. Mason ...................... Vice President
James. E. MacDonald, Jr. ........... Vice President
Steven R. McManis .................. Vice President
Marvin L. Maynard .................. Vice President
Donna L. Metcalf ................... Vice President
Fred O. Meuschke ................... Vice President
W. Hardee Mills, Jr. ............... Vice President
Thomas E. Murphy, Jr. M.D. ......... Vice President
Robert A. Peters ................... Vice President
Robert A. Reed ..................... Vice President, Secretary
Ronald W. Reed ..................... Vice President
Robert C. Risk ..................... Vice President
Daniel W. Rood ..................... Vice President
James M. Sandelli .................. Vice President
Susan C. Schoenfeld ................ Vice President
Julianne H. Sherrets ............... Vice President
Russell C. Simpson ................. Vice President and Treasurer
Francis A. Sutherland, Jr. ......... Vice President

Name                           Position
----------------------------   ---------------
Cynthia K. Swank ...........   Vice President
John A. Thomas .............   Vice President
John S. Valickus ...........   Vice President
John C. Wayland ............   Vice President
John A. Weston .............   Vice President
Robert H. Whalen ...........   Vice President
Stephen Zahumensky .........   Vice President


The officers and employees of JP LifeAmerica who have access to the assets of Separate Account B are covered by a fidelity bond issued by American International Group in the amount of $20,000,000.


additional information
--------------------------------------------------------------------------------

>REPORTS TO POLICYOWNERS

We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

2. A statement of all premiums paid and all charges incurred;

3. The balance of outstanding Policy Loans for the previous calendar year;

4. Any reports required by the 1940 Act.

We will promptly mail confirmation notices at the time of the following transactions:

1. policy issue;

2. receipt of premium payments;

3. initial allocation among Divisions on the Allocation Date;

4. transfers among Divisions;

5. change of premium allocation;

6. change between Death Benefit Option 1 and Option 2;

7. increases or decreases in Specified Amount;

8. withdrawals, surrenders or loans;

9. receipt of loan repayments;

10. reinstatements; and

11. redemptions due to insufficient funds.


>RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Fund will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Fund and our votes will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our right, we may elect to do so.

We will vote Fund shares for which we do not receive timely instructions and Fund shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Fund through the Separate Account.

>DISREGARD OF VOTING INSTRUCTIONS

When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a fund would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.


>STATE REGULATION

Jefferson Pilot LifeAmerica Insurance Company is governed under the laws of the state of New Jersey and is regulated and supervised by the New Jersey Insurance Commissioner. Periodically, the Commissioner examines the assets and liabilities of JP LifeAmerica and Separate Account B and verifies their adequacy. JP LifeAmerica is also subject to the New York insurance laws.

In addition, JP LifeAmerica is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

We will offer the Policy for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in endorsements to the Policy.


>LEGAL MATTERS

We know of no material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serve as our Special Counsel with regard to the federal securities laws.


>THE REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to SEC rules and regulations. You should refer to the instrument as filed to obtain any omitted information.


>FINANCIAL STATEMENTS

Our financial statements which are included in the Prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

There has been no material adverse change in our financial position since the dates of the audited financial statements.


>EMPLOYMENT BENEFIT PLANS

Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.


>DISTRIBUTION OF THE POLICY

Jefferson Pilot Variable Corporation (JPVC), a North Carolina corporation incorporated on January 13, 1970, will serve as principal underwriter of the securities offered under the Policy as defined by the federal securities laws. The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 90% of first year target premium and 4% of first year excess premium, and 4% of target premium for the second through fifteenth policy years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing asset-based compensation. Except as previously described in this prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.



>INDEPENDENT AUDITORS

The financial statements of the JPF Separate Account B of Jefferson Pilot LifeAmerica Insurance Company as of December 31, 2000 and for the periods indicated therein, appearing in this Prospectus and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The audited financial statements of Jefferson Pilot LifeAmerica Insurance Company as of December 31, 2000, and for the year then ended, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.



>GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may reduce the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer, the guaranteed death benefit charge and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also reduce or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP LifeAmerica policy or a policy issued by any JP LifeAmerica affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

tax matters
--------------------------------------------------------------------------------

>GENERAL


Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they not exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.


>FEDERAL TAX STATUS OF THE COMPANY

We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should one be imposed in the future.


>LIFE INSURANCE QUALIFICATION

The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary. If at any time the premium paid under the policy exceeds the amount allowable for such qualification, we will refund the premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within that 60 day period, we will hold the excess premium in a separate deposit fund and credit it with interest until we refund it to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the Contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We may also notify you of other options available to you to keep your policy in compliance with the Code. We also reserve the right to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

We also reserve the right to refuse to make any change in the Specified Amount, the Death Benefit Option or any other change, if such change would cause the Policy to fail to qualify as life insurance under the Code.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the death benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

The federal income tax treatment of a distribution from the Policy will depend on whether a Policy is a life insurance policy and also if it is determined to be a "modified endowment contract", as defined by the Code. We will notify you if the amount of premiums paid would cause your Policy to be a modified endowment contract and will allow a refund of the excess premium. Thus, we will allow the Policy to become a modified endowment contract only with your consent. Otherwise, if at any time the premiums paid under the policy exceed the limit for avoiding modified endowment contract status, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which we received the premium. If, for any reason, we do not refund the excess premium with that 60 day period, we will hold the excess premium in a separate deposit fund and credit it with interest until we refund it to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the Contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We may also notify you of other options available to you.

A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

If the benefits under your policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless you request a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first") basis; distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that accumulation value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a policy which meets this definition will continue to be excluded from the beneficiary's gross income. We believe that the Policy meets this definition. As long as a policy does not violate the tests described above, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.

The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal, together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includable in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account B to be includable in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

The Code provides that accelerated death benefits may be excluded from gross income provided that certain conditions are met. We believe that the Terminal Illness Accelerated Benefit Rider meets those conditions.

There is some uncertainty as to whether the Primary Insured Term Rider will be treated as a "Qualified Additional Benefit" under Section 7702(f)(5)(A)(iii) of the Code. We believe that the rider would be considered as part of the death benefit under the Policy and therefore will not give rise to any adverse tax consequences. You should consult a tax adviser before adding this Rider to your Policy.

The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.


>CHARGES FOR JP FINANCIAL INCOME TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

miscellaneous policy provisions
--------------------------------------------------------------------------------

>THE POLICY

The Policy you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forward to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.


>PAYMENT OF BENEFITS

All benefits are payable at our Home Office. We may require submissions of the Policy before we grant Policy Loans, make changes or pay benefits.


>SUICIDE AND INCONTESTABILITY

Suicide Exclusion--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

Incontestability--We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increases in Specified Amount, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.


>PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.


>NONPARTICIPATION
The Policy is not entitled to share in our divisible surplus. No dividends are payable.

Premium Deposit Fund

As a convenience to you, we will allow you to deposit funds in a premium deposit fund ("PDF"), subject to the terms and conditions of the appropriate agreement. Funds deposited in the PDF earn interest at a minimum annual rate of 4%, with interest credited on each monthly anniversary date. Interest on these funds is not tax deferred and will be reported annually on IRS Form 1099. An amount equal to the Planned Periodic Premium will be transferred on the Policy Date to pay premiums on the Policy. You may withdraw all or part of the funds from the PDF at any time. Commissions are not earned or paid until premium payments are made pursuant to transfer from the PDF.


>CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Home Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your Written Request was signed.

The Policy may also be assigned. We must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

Illustration of Benefits and Values

You may request illustrations of Death Benefits, Accumulation Values and Cash Values at any time after the Policy Date. Illustrations will be based on the existing Accumulation Value and Cash Value at the time of the request and both the maximum and the then-current costs of insurance rates. Although we do not currently charge a fee for such illustrations, we reserve the right to charge an administra-tive fee, not to exceed $25, to cover the cost of preparing the illustrations.


>MISSTATEMENTS

If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

Determination of Charges

The portion of the monthly deduction attributable to the General Account will be determined as of the actual Monthly Anniversary Date, even if the Monthly Anniversary Date does not fall on a Valuation Date.

appendix a
--------------------------------------------------------------------------------

>ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

Following are a series of tables that illustrate how the accumulation values, cash values and death benefits of a policy change with the investment performance of the Portfolios. The tables show how the accumulation values, cash values and death benefits of a Policy issued to an insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross, after tax annual rate of 0%, 6%, and 12%. The tables on pages A-3 through A-8 illustrate a Policy issed to a male, age 40, under a standard rate non-smoker underwriting risk classification. The accumulation values, cash values and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

The amount of the accumulation value exceeds the cash value during the first ten policy years due to the surrender charge. For policy years eleven and after, the accumulation value and cash value are equal, since the surrender charge has been reduced to zero.

The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the accumulation values and the fourth and seventh columns illustrate the cash values of the Policy over the designated period. The accumulation values shown in the third column and the cash values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted. The current cost of insurance rates are based on the sex, issue age, policy year, rating class of the Insured, and the Specified Amount of the Policy. The accumulation values shown in the sixth column and the cash values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $249,999; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of death benefits reflect the same assumptions as the accumulation values and cash values. The death benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

The amounts shown for the death benefit, accumulation values, and cash values reflect the fact that the net investment return of the divisions of Separate Account B is lower than the gross return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charge levied against the divisions of Separate Account B.

The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .70% of the aggregate average daily net assets of the Portfolios, plus a charge of .13% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 1999. The .70% investment advisory fee is the average of the individual investment advisory fees of the nineteen Portfolios. The .13% expense figure is an average of the expenses for the eleven available Jefferson Pilot Variable Fund Portfolios, the Templeton International Fund, the Fidelity VIP and VIP II Portfolios, the Oppenheimer Portfolios and the MFS Portfolios. Expenses for the Templeton, Fidelity, MFS, and Oppenheimer Portfolios were provided by the investment managers for these portfolios and JP LifeAmerica has not independently verified such information. The policy values also take into account a daily charge to each division of Separate Account B for assuming mortality and expense risks which is equivalent to a charge at an annual rate of .90% of the average net assets of the divisions of Separate Account B for policy year one through ten, and .65% of the average net assets of the divisions of Separate Account B for policy years eleven and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.73%, 4.27% and 10.27%, respectively.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account B since JP LifeAmerica is not currently making such charges.

However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the accumulation values, cash values and death benefits illustrated.

The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account B, and if no policy loans have been made. The values would vary from those shown if the assumed premium payments were paid in installments during a year. The values would also vary if the policyowner varied the amount or frequency of premium payments. The tables also assume that the policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

Upon request, we will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the face amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing policyowners may request illustrations based on existing cash value at the time of request. We reserve the right to charge an administrative fee up to $25 for such illustrations.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN(1):  12% (10.23% net)
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2):            $1,425




           PREMIUMS              ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   --------------------------------------- ---------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH        DEATH      ACCUMULATION     CASH        DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)    BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
------ ---------------- -------------- ---------- ------------- -------------- ---------- ------------
   1          1,482           1,227         851     100,000           1,218         842     100,000
   2          3,023           2,564       2,188     100,000           2,545       2,169     100,000
   3          4,626           4,024       3,647     100,000           3,994       3,617     100,000
   4          6,293           5,625       5,248     100,000           5,574       5,197     100,000
   5          8,027           7,394       7,018     100,000           7,300       6,924     100,000
   6          9,830           9,351       9,037     100,000           9,185       8,871     100,000
   7         11,705          11,513      11,262     100,000          11,244      10,993     100,000
   8         13,655          13,892      13,704     100,000          13,495      13,307     100,000
   9         15,684          16,552      16,397     100,000          15,959      15,833     100,000
  10         17,793          19,430      19,367     100,000          18,655      18,593     100,000
  11         19,987          22,713      22,713     100,000          21,660      21,660     100,000
  12         22,268          26,326      26,326     100,000          24,961      24,961     100,000
  13         24,641          30,304      30,304     100,000          28,588      28,588     100,000
  14         27,109          34,685      34,685     100,000          32,578      32,578     100,000
  15         29,675          39,516      39,516     100,000          36,969      36,969     100,000
  16         32,344          44,846      44,846     100,000          41,809      41,809     100,000
  17         35,120          50,732      50,732     100,000          47,150      47,150     100,000
  18         38,007          57,239      57,239     100,000          53,058      53,058     100,000
  19         41,009          64,442      64,442     100,000          59,605      59,605     100,000
  20         44,131          72,424      72,424     100,000          66,873      66,873     100,000
  21         47,378          81,273      81,273   105,655 (4)        74,961      74,961     100,000
  22         50,755          91,025      91,025   116,513 (4)        83,947      83,947   107,452 (4)
  23         54,268         101,761     101,761   128,219 (4)        93,832      93,832   118,229 (4)
  24         57,920         113,580     113,580   140,839 (4)       104,701     104,701   129,830 (4)
  25         61,719         126,593     126,593   154,444 (4)       116,653     116,653   142,317 (4)
  30         83,118         214,007     214,007   248,248 (4)       196,558     196,558   228,007 (4)
  35        109,153         355,601     355,601   380,493 (4)       325,322     325,322   348,095 (4)
  40        140,828         587,274     587,274   616,638 (4)       535,487     535,487   562,262 (4)

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.48%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase due to adjustment by the corridor percentage. See "Death
    Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN(1):    6% (4.23% net)
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2):            $1,425


           PREMIUMS               ASSUMING CURRENT COSTS                  ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   ------------------------------------------ --------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH          DEATH       ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)     BENEFIT(3)       VALUE(3)     VALUE(3)   BENEFIT(3)
------ ---------------- -------------- ---------- ---------------- -------------- ---------- -----------
   1          1,482           1,153         776        100,000          1,144          768     100,000
   2          3,023           2,339       1,962        100,000          2,321        1,945     100,000
   3          4,626           3,560       3,184        100,000          3,534        3,157     100,000
   4          6,293           4,826       4,449        100,000          4,780        4,404     100,000
   5          8,027           6,148       5,771        100,000          6,063        5,687     100,000
   6          9,830           7,530       7,216        100,000          7,381        7,068     100,000
   7         11,705           8,974       8,723        100,000          8,734        8,483     100,000
   8         13,655          10,473      10,285        100,000         10,123        9,935     100,000
   9         15,684          12,040      11,914        100,000         11,548       11,422     100,000
  10         17,793          13,677      13,614        100,000         13,008       12,945     100,000
  11         19,987          15,445      15,445        100,000         14,540       14,540     100,000
  12         22,268          17,271      17,271        100,000         16,111       16,111     100,000
  13         24,641          19,155      19,155        100,000         17,718       17,718     100,000
  14         27,109          21,099      21,099        100,000         19,360       19,360     100,000
  15         29,675          23,103      23,103        100,000         21,033       21,033     100,000
  16         32,344          25,170      25,170        100,000         22,736       22,736     100,000
  17         35,120          27,297      27,297        100,000         24,466       24,466     100,000
  18         38,007          29,487      29,487        100,000         26,223       26,223     100,000
  19         41,009          31,740      31,740        100,000         28,009       28,009     100,000
  20         44,131          34,053      34,053        100,000         29,818       29,818     100,000
  21         47,378          36,427      36,427        100,000         31,647       31,647     100,000
  22         50,755          38,863      38,863        100,000         33,494       33,494     100,000
  23         54,268          41,363      41,363        100,000         35,352       35,352     100,000
  24         57,920          43,928      43,928        100,000         37,213       37,213     100,000
  25         61,719          46,562      46,562        100,000         39,072       39,072     100,000
  30         83,118          60,939      60,939        100,000         48,190       48,190     100,000
  35        109,153          78,321      78,321        100,000         56,355       56,355     100,000
  40        140,828         102,139     102,139        107,246(4)      61,847       61,847     100,000

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 4.48%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase due to adjustment by the corridor percentage. See "Death
    Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN(1):   0% (-1.77% net)
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2):            $1,425


           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1          1,496          1,078          702     100,000         1,070          694     100,000
   2          3,067          2,123        1,746     100,000          2107        1,730     100,000
   3          4,717          3,134        2,757     100,000         3,110        2,733     100,000
   4          6,449          4,118        3,742     100,000         4,078        3,702     100,000
   5          8,268          5,088        4,711     100,000         5,013        4,636     100,000
   6         10,177          6,043        5,729     100,000         5,910       5,5,96     100,000
   7         12,182          6,984        6,733     100,000         6,769        6,518     100,000
   8         14,288          7,900        7,712     100,000         7,590        7,402     100,000
   9         16,498          8,802        8,677     100,000         8,372        8,247     100,000
  10         18,820          9,691        9,628     100,000         9,112        9,049     100,000
  11         21,257         10,613       10,613     100,000         9,834        9,834     100,000
  12         23,816         11,496       11,496     100,000        10,511       10,511     100,000
  13         26,503         12,339       12,339     100,000        11,136       11,136     100,000
  14         29,324         13,138       13,138     100,000        11,705       11,705     100,000
  15         32,287         13,892       13,892     100,000        12,212       12,212     100,000
  16         35,398         14,596       14,596     100,000        12,652       12,652     100,000
  17         38,664         15,248       15,248     100,000        13,020       13,020     100,000
  18         42,093         15,842       15,842     100,000        13,311       13,311     100,000
  19         45,694         16,372       16,372     100,000        13,521       13,521     100,000
  20         49,475         16,832       16,832     100,000        13,641       13,641     100,000
  21         53,445         17,212       17,212     100,000        13,661       13,661     100,000
  22         57,613         17,506       17,506     100,000        13,570       13,570     100,000
  23         61,990         17,706       17,706     100,000        13,353       13,353     100,000
  24         66,586         17,802       17,802     100,000        12,990       12,990     100,000
  25         71,412         17,785       17,785     100,000        12,462       12,462     100,000
  30         99,409         15,503       15,503     100,000         6,610        6,610     100,000
  35        135,142          7,465        7,465     100,000             0            0           0
  40              0              0            0           0             0            0           0

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.52%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN(1):  12% (10.23% net)
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2):            $1,425


           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1          1,482           1,224         847     101,224          1,215         838     101,215
   2          3,023           2,554       2,178     102,554          2,535       2,159     102,535
   3          4,626           4,001       3,625     104,001          3,972       3,595     103,972
   4          6,293           5,584       5,208     105,584          5,533       5,157     105,533
   5          8,027           7,329       6,953     107,329          7,232       6,856     107,232
   6          9,830           9,252       8,939     109,252          9,079       8,765     109,079
   7         11,705          11,372      11,121     111,372         11,086      10,835     111,086
   8         13,655          13,697      13,508     113,697         13,268      13,080     113,268
   9         15,684          16,259      16,133     116,259         15,641      15,515     115,641
  10         17,793          19,083      19,020     119,083         18,219      18,157     118,219
  11         19,987          22,270      22,270     122,270         21,071      21,071     121,071
  12         22,268          25,758      25,758     125,758         24,176      24,176     124,176
  13         24,641          29,575      29,575     129,575         27,552      27,552     127,552
  14         27,109          33,751      33,751     133,751         31,223      31,223     131,223
  15         29,675          38,320      38,320     138,320         35,208      35,208     135,208
  16         32,344          43,318      43,318     143,318         39,535      39,535     139,535
  17         35,120          48,781      48,781     148,781         44,230      44,230     144,230
  18         38,007          54,753      54,753     154,753         49,327      49,327     149,327
  19         41,009          61,278      61,278     161,278         54,860      54,860     154,860
  20         44,131          68,401      68,401     168,401         60,863      60,863     160,863
  21         47,378          76,172      76,172     176,172         67,373      67,373     167,373
  22         50,755          84,651      84,651     184,651         74,428      74,428     174,428
  23         54,268          93,900      93,900     193,900         82,067      82,067     182,067
  24         57,920         103,985     103,985     203,985         90,330      90,330     190,330
  25         61,719         114,981     114,981     214,981         99,259      99,259     199,259
  30         83,118         186,667     186,667     286,667        155,843     155,843     255,843
  35        109,153         296,477     296,477     396,477        238,106     238,106     338,106
  40        140,828         464,365     464,365     564,365        355,349     355,349     455,349

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.48%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN(1):    6% (4.23% net)
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2):            $1,425


           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(2)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1          1,482          1,150          773     101,150         1,141          765     101,141
   2          3,023          2,330        1,953     102,330         2,312        1,936     102,312
   3          4,626          3,541        3,164     103,541         3,514        3,138     103,514
   4          6,293          4,792        4,415     104,792         4,746        4,370     104,746
   5          8,027          6,095        5,718     106,095         6,009        5,632     106,009
   6          9,830          7,454        7,140     107,454         7,299        6,985     107,299
   7         11,705          8,870        8,619     108,870         8,616        8,365     108,616
   8         13,655         10,333       10,145     110,333         9,960        9,772     109,960
   9         15,684         11,859       11,734     111,859        11,329       11,203     111,329
  10         17,793         13,449       13,386     113,449        12,720       12,657     112,720
  11         19,987         15,165       15,165     115,165        14,167       14,167     114,167
  12         22,268         16,927       16,927     116,927        15,633       15,633     115,633
  13         24,641         18,731       18,731     118,731        17,114       17,114     117,114
  14         27,109         20,578       20,578     120,578        18,602       18,602     118,602
  15         29,675         22,463       22,463     122,463        20,090       20,090     120,090
  16         32,344         24,384       24,384     124,384        21,571       21,571     121,571
  17         35,120         26,334       26,334     126,334        23,034       23,034     123,034
  18         38,007         28,310       28,310     128,310        24,476       24,476     124,476
  19         41,009         30,303       30,303     130,303        25,887       25,887     125,887
  20         44,131         32,302       32,302     132,302        27,255       27,255     127,255
  21         47,378         34,296       34,296     134,296        28,564       28,564     128,564
  22         50,755         36,275       36,275     136,275        29,799       29,799     129,799
  23         54,268         38,226       38,226     138,226        30,938       30,938     130,938
  24         57,920         40,136       40,136     140,136        31,956       31,956     131,956
  25         61,719         41,989       41,989     141,989        32,824       32,824     132,824
  30         83,118         49,683       49,683     149,683        33,974       33,974     133,974
  35        109,153         52,070       52,070     152,070        25,836       25,836     125,836
  40        140,828         43,635       43,635     143,635             0            0           0

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 4.48%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40         ANNUAL RATE OF RETURN(1):   0% (-1.77% net)
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(2):            $1,425


           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
------ ---------------- -------------- ---------- ------------ -------------- ---------- -----------
   1          1,496          1,076          699     101,076         1,067          691     101,067
   2          3,067          2,114        1,738     102,114         2,098        1,722     102,098
   3          4,717          3,117        2,740     103,117         3,093        2,717     103,093
   4          6,449          4,090        3,713     104,090         4,050        3,673     104,050
   5          8,268          5,046        4,669     105,046         4,968        4,592     104,968
   6         10,177          5,984        5,671     105,984         5,846        5,533     105,846
   7         12,182          6,907        6,656     106,907         6,682        6,431     106,682
   8         14,288          7,801        7,613     107,801         7,474        7,286     107,474
   9         16,498          8,679        8,554     108,679         8,222        8,097     108,222
  10         18,820          9,542        9,479     109,542         8,922        8,859     108,922
  11         21,257         10,438       10,438     110,438         9,598        9,598     109,598
  12         23,816         11,289       11,289     111,239        10,220       10,220     110,220
  13         26,503         12,093       12,093     112,093        10,783       10,783     110,783
  14         29,324         12,847       12,847     112,847        11,280       11,280     111,280
  15         32,287         13,546       13,546     113,546        11,705       11,705     111,705
  16         35,398         14,188       14,188     114,188        12,051       12,051     112,051
  17         38,664         14,766       14,766     114,766        12,312       12,312     112,312
  18         42,093         15,274       15,274     115,274        12,484       12,484     112,484
  19         45,694         15,706       15,706     115,706        12,561       12,561     112,561
  20         49,475         16,050       16,050     116,050        12,533       12,533     112,533
  21         53,445         16,297       16,297     116,297        12,389       12,389     112,389
  22         57,613         16,440       16,440     116,440        12,120       12,120     112,120
  23         61,990         16,468       16,468     116,468        11,707       11,707     111,707
  24         66,586         16,369       16,369     116,369        11,134       11,134     111,134
  25         71,412         16,135       16,135     116,135        10,380       10,380     110,380
  30         99,409         12,411       12,411     112,411         3,356        3,356     103,356
  35        135,142          2,703        2,703     102,703             0            0           0
  40              0              0            0           0             0            0           0

-------
(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.52%.
(2) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          Audited Financial Statements
                 Jefferson Pilot LifeAmerica Insurance Company
               As of December 31, 2000 and for the year then ended

                 Jefferson Pilot LifeAmerica Insurance Company
                         Audited Financial Statements
                 December 31, 2000 and for the year then ended

Contents



Report of Independent Auditors ..............   F-1
Balance Sheet ...............................   F-2
Statement of Income .........................   F-4
Statement of Stockholder's Equity ...........   F-5
Statement of Cash Flows .....................   F-6
Notes to Financial Statements ...............   F-7

                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Jefferson Pilot LifeAmerica Insurance Company


We have audited the accompanying balance sheet of Jefferson Pilot LifeAmerica Insurance Company (a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company) as of December 31, 2000, and the related statements of income, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jefferson Pilot LifeAmerica Insurance Company at December 31, 2000, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.



                                                [Signature of Ernst & Young LLP]


February 5, 2001

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                                Balance Sheet

                               December 31, 2000

                   (In Thousands, except for Share Amounts)


Assets
Invested assets:
 Debt securities available-for-sale, at fair value
  (amortized cost--$857,580) ..............................    $  850,012
 Debt securities held-to-maturity, at amortized cost
  (fair value -- $94,364) .................................        93,525
 Equity securities available-for-sale, at fair value
  (cost--$3,236) ..........................................         1,865
 Policy loans .............................................        25,442
 Mortgage loans on real estate ............................        23,318
                                                               ----------
Total investments .........................................       994,162
Cash and cash equivalents .................................        10,371
Accrued investment income .................................        15,633
Uncollected premiums ......................................            93
Due from reinsurers .......................................         5,607
Deferred policy acquisition costs .........................        18,678
Value of business acquired ................................        18,539
Cost in excess of net assets acquired, net of accumulated
  amortization of $2,380 ..................................        20,017
Deferred income taxes .....................................         1,921
Income tax benefit ........................................         3,198
Assets held in separate accounts ..........................         6,084
Other assets ..............................................         1,161
                                                               ----------
                                                               $1,095,464
                                                               ==========


See accompanying notes.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                                Balance Sheet

                               December 31, 2000

                   (In Thousands, except for Share Amounts)



Liabilities
Policy liabilities:
 Policyholder contract deposits .................................    $  660,512
 Future policy benefits .........................................       205,253
 Policy and contract claims .....................................         4,260
 Premiums paid in advance .......................................           179
 Other policyholders' funds .....................................         9,536
                                                                     ----------
Total policy liabilities ........................................       879,740
Liabilities related to separate accounts ........................         6,084
Accrued expenses and other liabilities ..........................        42,045
                                                                     ----------
                                                                        927,869
Commitments and contingent liabilities...........................            --
Stockholder's equity
 Common stock par value $20 per share, 232,000 shares authorized,
  issued and outstanding ........................................         4,640
 Paid in capital ................................................       176,399
 Retained earnings ..............................................       (11,046)
 Accumulated other comprehensive income-net unrealized
  losses on securities ..........................................        (2,398)
                                                                     ----------
                                                                        167,595
                                                                     ----------
                                                                     $1,095,464
                                                                     ==========


See accompanying notes.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                               Statement of Income

                      For the Year Ended December 31, 2000

                                (In Thousands)



Revenues
Premiums and policy charges ........................................         $19,769
Net investment income ..............................................          71,735
Realized investment gains ..........................................             809
                                                                             -------
Total revenues .....................................................          92,313
Benefits and expenses
Policy benefits and claims .........................................          51,958
Commissions and other operating expenses, net of deferrals .........           6,805
Amortization of intangibles ........................................           6,168
                                                                             -------
Total benefits and expenses ........................................          64,931
                                                                             -------
Income before federal income tax ...................................          27,382
Federal income tax:
 Current ...........................................................           7,888
 Deferred ..........................................................           1,557
                                                                             -------
                                                                               9,445
                                                                             -------
Net income                                                                   $17,937
                                                                             =======

See accompanying notes.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                        Statement of Stockholder's Equity


                                (In Thousands)



                                                                                       Accumulated Other
                                                                                    Comprehensive Income--         Total
                                           Common       Paid in       Retained       Net Unrealized Losses     Stockholder's
                                            Stock       Capital       Earnings           on Securities            Equity
                                          --------   ------------   ------------   ------------------------   --------------
Balances at December 31, 1999 .........    $4,640     $ 176,399      $  23,817            $  (10,053)           $ 194,803
Net income ............................        --            --         17,937                    --               17,937
Other comprehensive income ............        --            --             --                 7,655                7,655
                                                                                                                ---------
Comprehensive income ..................                                                                            25,592
Dividends declared ....................        --            --        (52,800)                   --              (52,800)
                                           ---------------------------------------------------------            ---------
Balances at December 31, 2000 .........    $4,640     $ 176,399      $ (11,046)           $   (2,398)           $ 167,595
                                           =========================================================            =========

See accompanying notes.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                             Statement of Cash Flows

                      For the Year Ended December 31, 2000

                                (In Thousands)



Operating activities
Net income ......................................................................     $   17,937
Adjustments to reconcile net income to net cash provided by operating activities:
 Change in future policy benefits, policy and contract claims and
   premiums paid in advance, net ................................................        (17,384)
 Credits to policyholder accounts, net ..........................................         25,020
 Policy acquisition costs deferred, net of amortization .........................         (4,456)
 Net amortization of value of business acquired .................................          3,747
 Amortization of cost in excess of net assets acquired ..........................            603
 Realized investment gains ......................................................           (809)
 Amortization of investment premiums ............................................            886
 Provision for deferred income taxes ............................................          1,557
 Change in accrued investment income ............................................             71
 Change in uncollected premiums .................................................         11,432
 Change in federal income tax payable ...........................................         (4,574)
 Change in amounts due from reinsurers ..........................................         20,611
 Change in other assets .........................................................         14,790
 Change in payables and expense accruals ........................................           (883)
                                                                                      ----------
Net cash provided by operating activities .......................................         68,548
Investing Activities
Policy loans issued, net of repayments ..........................................            284
Mortgage loans, net of repayments ...............................................         (1,753)
Securities available-for-sale:
 Sales ..........................................................................         36,335
 Maturities, calls and redemptions ..............................................         41,513
 Purchases ......................................................................       (121,492)
Securities held-to-maturity
 Sales ..........................................................................          1,003
 Maturities, calls and redemptions ..............................................         24,320
 Purchases ......................................................................        (18,306)
                                                                                      ----------
Net cash used in investing activities ...........................................        (38,096)
Financing Activities
Deposits credited to policyholders' funds .......................................        133,065
Withdrawals from policyholders' funds ...........................................       (104,008)
Dividends paid ..................................................................        (52,800)
                                                                                      ----------
Net cash used in financing activities ...........................................        (23,743)
Net increase in cash and cash equivalents .......................................          6,709
Cash and cash equivalents, beginning of period ..................................          3,662
                                                                                      ----------
Cash and cash equivalents, end of period ........................................     $   10,371
                                                                                      ==========

See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS


                 Jefferson Pilot LifeAmerica Insurance Company

1. Basis of Presentation
Nature of Operations

Jefferson Pilot LifeAmerica Insurance Company (the Company), is wholly-owned by Jefferson Pilot Financial Insurance Company (Parent). Jefferson Pilot Financial Insurance Company is a wholly-owned subsidiary of Jefferson-Pilot Corporation (Ultimate Parent). Effective December 31, 2000, First Alexander Hamilton Life Insurance Company (FAHL), which in turn is wholly-owned by the Ultimate Parent, a wholly owned subsidiary of Alexander Hamilton Life Insurance Company of America, merged with the Company using the pooling of interest method of accounting. The Company is principally engaged in the sale of individual life insurance and investment products. These products are marketed primarily through personal producing general agents throughout the United States.

2. Summary of Significant Accounting Policies
Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs, value of business acquired and the potential effects of resolving litigated matters.

Cash and Cash Equivalents

The Company includes with cash and cash equivalents its holdings of short-term investments, which are highly liquid investments that mature within three months of the date of acquisition.

Invested Assets

Debt and equity securities are classified as either securities held-to-maturity, stated at amortized cost, or securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Policy loans are carried at the unpaid balances.

Mortgage loans on real estate are stated at the unpaid balances, net of estimated unrecoverable amounts. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on dispositions of securities are determined by the specific-identification method.

Recognition of Revenues, Benefits, Claims and Expenses
Universal Life Products

Universal life products include universal life insurance and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges. Policy fund assets and liabilities for variable universal life insurance are segregated and recorded as separate account assets and liabilities. Separate account assets are carried at market values as of the balance

                 Jefferson Pilot LifeAmerica Insurance Company


2. Summary of Significant Accounting Policies--Continued

Recognition of Revenues, Benefits, Claims and Expenses (continued) Universal Life Products--Continued


sheet date and are invested by the Company at the direction of the policyholder. Investments are made in different portfolios in a series fund. Each of the portfolios has specific investment objectives and the investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. Accordingly, operating results of the separate accounts are not included in the consolidated statements of income.

Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies. Interest crediting rates ranged from 4.2% to 5.7% during 2000.

Investment Products

Investment products include structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and administrative charges assessed against the contract holders. Interest crediting rates ranged from 5.0% to 7.8% during 2000.

Traditional Life Insurance Products

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions ranged from 3.5% to 5.5% at December 31, 2000. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

Policy and Contract Claims

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled, and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.

Reinsurance

Amounts due from reinsurers include amounts recoverable from reinsurers related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

Deferred Policy Acquisition Costs and Value of Business Acquired

Costs related to obtaining new business, including commissions, certain costs of underwriting and issuing policies and certain agency office expenses, all of which vary with and are primarily related to the production of new business, have been deferred.

Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and investment products, these costs are

                 Jefferson Pilot LifeAmerica Insurance Company


2. Summary of Significant Accounting Policies--Continued

Deferred Policy Acquisition Costs and Value of Business Acquired (Continued)

amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete and a constant amortization rate based on the present value of expected future profits.


The carrying amounts of deferred policy acquisition costs and value of business acquired related to universal life and investment contracts are adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to accumulated other comprehensive income, net of applicable deferred income tax. The carrying amount of deferred policy acquisition costs and value of business acquired is also adjusted for the effect of realized gains and losses.

The carrying amount of deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed expected recoverable amounts. No impairment adjustments have been reflected in earnings in 2000.

Cost in Excess of Assets Acquired

The net excess of the Ultimate Parent's purchase price over the fair value of assets acquired, which has been "pushed down" to the Company level for financial reporting purposes, is being amortized on a straight-line basis over 35 years. Carrying amounts are regularly reviewed for indications of value imparment with consideration given to financial performace and other relvant factors.

Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Statement of Income. Fees charged on policyholders' deposits are in premiums and policy charges.

Federal Income Taxes

The Company participates in the filing of a consolidated federal income tax return with its Parent. Federal income tax is allocated as if the Company and its Parent filed separate income tax returns.

Deferred income tax assets and liabilities are recorded on the difference between the tax bases of assets and liabilities and the amounts at which they are reported in the financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

New Accounting Pronouncements

Effective January 1, 2001, the Company will adopt SFAS 133, "Accounting for Derivative Instruments and for Hedging Activities". SFAS 133 requires all derivatives to be recorded on the balance sheet at fair value and establishes accounting rules for hedging activities. The effect of the hedge accounting rules is to offset changes in value or cash flows of both the hedge and hedged item in earnings in the same period. Changes in the fair value of derivatives that do not qualify for hedge accounting are reported in earnings in the period of the change. Based on the limited nature of the Company's use of derivatives and hedging activities, adoption is not expected to have a material impact on the Company's financial position or results of operations.

                 Jefferson Pilot LifeAmerica Insurance Company

3. Invested Assets

Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities available-for-sale at December 31, 2000 were as follows (in thousands):


                                                                                    Gross          Gross
                                                                   Amortized     Unrealized     Unrealized       Fair
                                                                      Cost          Gains        (Losses)        Value
                                                                  -----------   ------------   ------------   ----------
Available-for-sale carried at fair value
U. S. Treasury obligations and direct obligations of
 U. S. government agencies ....................................    $ 10,487        $   560      $      --      $ 11,047
Federal agency mortgage-backed securities .....................     152,308          2,573           (867)      154,014
Obligations of states and political subdivisions ..............       6,579              5           (160)        6,424
Corporate obligations .........................................     545,777          8,794        (22,390)      532,181
Corportate private-labeled mortgage-backed securities .........     140,337          4,058            (99)      144,296
Redeemable preferred stocks ...................................       2,092             --            (42)        2,050
                                                                   --------        -------      ---------      --------
Total debt securities .........................................    $857,580        $15,990      $ (23,558)     $850,012
                                                                   ========        =======      =========      ========
Held-to-maturity carried at amortized cost
Corporate obligations .........................................    $ 93,525        $ 1,133      $    (294)     $ 94,364
                                                                   --------        -------      ---------      --------
Total debt securities .........................................    $ 93,525        $ 1,133      $    (294)     $ 94,364
                                                                   ========        =======      =========      ========

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2000 by contractual maturity were as follows (in thousands):



                                                        Available-for-Sale           Held-to-Maturity
                                                     -------------------------   ------------------------
                                                      Amortized        Fair       Amortized       Fair
                                                         Cost         Value          Cost         Value
                                                     -----------   -----------   -----------   ----------
Due in one year or less ..........................    $  4,763      $  4,773       $16,123      $16,150
Due after one year through five years ............     169,697       170,320        43,497       43,548
Due after five years through ten years ...........     213,215       206,712        20,007       20,464
Due after ten years through twenty years .........      30,205        30,283         1,990        2,009
Due after twenty years ...........................      37,740        37,120            --           --
Amounts not due at a single maturity .............     399,868       398,754        11,908       12,193
                                                      --------      --------       -------      -------
                                                       855,488       847,962        93,525       94,364
Redeemable preferred stocks ......................       2,092         2,050            --           --
                                                      --------      --------       -------      -------
                                                      $857,580      $850,012       $93,525      $94,364
                                                      ========      ========       =======      =======

Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

The sources of net investment income for year ended December 31, 2000 were as follows (in thousands):



Debt securities .................    $67,607
Equity securities ...............        264
Policy loans ....................      1,703
Mortgage loans ..................      1,655
Other ...........................        529
                                     -------
Gross investment income .........     71,758
Investment expenses .............        (23)
                                     -------
Net investment income ...........    $71,735
                                     =======

                 Jefferson Pilot LifeAmerica Insurance Company


3. Invested Assets--Continued

Realized investment gains and (losses) for the year ended December 31, 2000 were as follows (in thousands):



Realized investment gains (losses):
 Debt securities ..............................................    $1,162
 Mortgage loan change in valuation allowance ..................         5
 Amortization of deferred policy acquisition costs and value of
  business acquired ...........................................      (358)
                                                                   ------
                                                                   $  809
                                                                   ======

Gross realized gains and (losses) on available-for-sale securities were $750 thousand and ($126) thousand, respectively, for the year ended December 31, 2000.

The changes in amounts affecting net unrealized gains (losses) included in other comprehensive income, reduced by deferred income taxes, for the year ended December 31, 2000 are as follows (in thousands):



 Change in unrealized appreciation of equity securities ..........    $    979
 Change in unrealized appreciation of debt securities ............      19,526
 Change in value of deferred policy acquisition costs and value of
  business acquired adjustment ...................................      (8,702)
                                                                      --------
                                                                        11,803
 Deferred income taxes ...........................................       4,148
                                                                      --------
 Change in net unrealized gains ..................................    $  7,655
                                                                      ========

The Company participates in a securities lending program. The Company generally receives cash in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily and additional collateral is obtained as necessary. At December 31, 2000, there were not any outstanding securities loaned or collateral received.

The allowance for credit losses on mortgage loans decreased from $257 thousand at December 31, 1999 to $252 thousand at December 31, 2000.

In 2000, the Company sold $1.0 million of securities that had been classified as held-to-maturity, due to significant declines in credit worthiness.

4. Derivatives

Use of Derivatives


The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances. At December 31, 2000, three such interest rate swaps were held to modify specific floating-rate direct investments. The notional amount is $6 million, with the Company receiving an average fixed rate of 7.35% and paying a floating rate based on the 3 month or 6 month LIBOR rates.


The interest rate swaps are used to reduce the impact of interest rate fluctuations on specific floating-rate direct investments. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying a short-term LIBOR rate on a net exchange basis. The net amount received or paid under this swap is reflected as an adjustment to investment income. All of the hedges are of investments classified as available-for-sale, and net unrealized gains and losses, net of the effects of income taxes and the impact on deferred policy acquisition costs and the value of business acquired, are not significant and are included in accumulated other comprehensive income in stockholder's equity as of December 31, 2000.

                 Jefferson Pilot LifeAmerica Insurance Company

4. Derivatives--Continued

Credit and Market Risk

The Company is exposed to credit risk in the event of non-performance by counterparties to swap agreements. The Company limits this exposure by entering into swap agreements with counterparties having high credit ratings and by regularly monitoring the ratings.

The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material adverse effect on the Company's financial position or results of operations.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments. The Company routinely monitors correlation between hedged items and hedging instruments. In the event a hedge relationship is terminated or loses correlation, any related hedging instrument that remained would be marked-to-market through income. If the hedging instrument is terminated, any gain or loss is deferred and amortized over the remaining life of the hedged asset.

5. Deferred Policy Acquisition Costs and Value of Business Acquired

Policy acquisition costs deferred and the related amortization charged to income for the year ended December 31, 2000 were as follows (in thousands):



Beginning balance .......................................................    $ 14,026
Deferrals ...............................................................       6,181
Amortization ............................................................      (1,725)
Adjustment related to realized gains on debt securities .................        (104)
Adjustment related to unrealized losses on securities available-for-sale          300
                                                                             --------
Ending balance ..........................................................    $ 18,678
                                                                             ========

Changes in the value of business acquired for the year ended December 31, 2000 were as follows
(in thousands):



Beginning balance ......................................................    $ 31,542
Amortization ...........................................................      (3,747)
Adjustment related to realized gains on debt securities ................        (254)
Adjustment related to unrealized gains on securities available-for-sale       (9,002)
                                                                            --------
Ending balance .........................................................    $ 18,539
                                                                            ========


Expected approximate amortization percentages of the value of business acquired as of December 31, 2000 over the next five years are as follows (in thousands):



                            Amortization
                             Percentage
Year ending December 31:   -------------
   2001 ..................      12.6%
   2002 ..................      10.4%
   2003 ..................       9.1%
   2004 ..................       7.8%
   2005 ..................       7.0%

                 Jefferson Pilot LifeAmerica Insurance Company

6. Federal Income Taxes

The tax effects of temporary differences that give rise to deferred income tax liabilities and assets at December 31, 2000 were as follows (in thousands):



Deferred income tax liabilities:
 Value of business acquired ..............................    $  5,362
 Net unrealized gains on securities ......................      (1,265)
 Differences in investment basis .........................       4,172
 Other ...................................................         127
                                                              --------
Total ....................................................       8,396
Deferred income tax assets:
 Future policy benefits and policy fund balances .........       3,246
 Deferred policy acquisition costs .......................         581
 Due and deferred premiums ...............................       1,439
 Depreciation differences ................................       1,553
 Other ...................................................       3,498
                                                              --------
Total ....................................................      10,317
                                                              --------
Net deferred income tax asset ............................    $  1,921
                                                              ========

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $4.7 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax, which would approximate $1.6 million.

Federal income taxes paid in 2000 were $13.4 million.

7. Related-Party Transactions

The Company has entered into service agreements with the Ultimate Parent and other subsidiaries for personnel and facilities usage, general management services, and investment management services. The Company expensed $7.1 million for general management and investment services payable primarily to Jefferson-Pilot Life Insurance Company, another wholly-owned subsidiary of the Ultimate Parent. At December 31, 2000, the Company does not have any amounts payable to Jefferson-Pilot Life Insurance Company related to these service contracts. The Company had $38.6 million of other payables due to related parties at December 31, 2000. This balance is included in accrued expenses and other liabilities on the balance sheet.

8. Retirement Benefit Plans

The Company's employees participate in the Jefferson-Pilot Corporation defined benefit pension plans covering substantially all Company employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plans are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Ultimate Parent. Pension costs allocated to the Company were not significant for the year ended December 31, 2000.

                 Jefferson Pilot LifeAmerica Insurance Company

8. Retirement Benefit Plans--Continued

The Company participates in the Ultimate Parent's defined contribution retirement plan covering most employees. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund which acquires and holds shares of the Ultimate Parent's common stock for the account of participants. Plan assets are invested under a group variable annuity contract issued by Jefferson Pilot Life Insurance Company. Plan expense for 2000 was not significant.


9. Other Postretirement Benefits

The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. Postretirement costs of the Company that were allocated from the Ultimate Parent were not significant for the year ended December 31, 2000.

10. Reinsurance

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain life insurance contracts written. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $2 million.

The effect of reinsurance on the premiums and policy charges in the statement of income for the Company was as follows for the year ended December 31, 2000 (in thousands):


                                                    Ceded to      Assumed
                                        Direct       Other       from Other
                                        Amount     Companies     Companies     Net Amount
                                      ---------   -----------   -----------   -----------
  Total premiums and policy charges    $19,540       $1,774        $2,003       $19,769
                                      =========   ===========   ===========   ===========

Reinsurance recoveries which have been deducted from benefits and expenses in the statement of income for the Company were $3.9 million.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during the year ended December 31, 2000.

11. Statutory Financial Information

The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the New Jersey Department of Insurance. Prescribed SAP include a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. In November of 2000, the Company declared a $40 million dividend to its Parent, contingent on the Company receiving regulatory approval for the merger between the Company and FAHL. This regulatory approval for the merger was obtained in the first quarter of 2001. The New Jersey Department of Insurance granted a permitted practice to the Company allowing it to make no accrual at December 31, 2000 for the declared but unpaid dividend. The Company will record the dividend for statutory purposes in the first quarter of 2001. The dividend was accrued at December 31, 2000 in the accompanying financial statements prepared in accordance with accounting principles generally accepted in the United States.

The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are
(1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) amounts collected from holders of universal life-type and investment products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and

                 Jefferson Pilot LifeAmerica Insurance Company


11. Statutory Financial Information--Continued

other contract charges recognized over the periods for which services are provided, (3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (6) no provision is made for deferred income taxes under SAP, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 2000 was $134 million. Reported statutory net income for the year ended December 31, 2000 was $16.9 million.


The amount of GAAP equity in excess of statutory surplus is unavailable for distribution. In addition, various state insurance laws restrict the Company as to the amount of dividends from statutory surplus it may pay without the prior approval of regulatory authorities. The restrictions generally are based on net gains from operations and on certain levels of surplus as determined in accordance with statutory accounting practices. Dividends in excess of such thresholds are considered "extraordinary" and require prior regulatory approval. Approximately $16.7 million of dividends could be paid to the Parent in 2001 without regulatory approval.


Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2000, the Company's adjusted capital and surplus exceeded its authorized control level RBC.

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. New Jersey has adopted the provisions of the revised manual with certain exceptions. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. The Company expects implementation to have an immaterial impact on its statutory surplus.

12. Fair Values of Financial Instruments

Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

The methods and assumptions used to estimate the fair value of certain financial instruments are as follows:

> Fair values of debt securities with active markets are based on quoted market prices. For debt securities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of debt securities are principally a function of current interest rates.

> Fair values of equity securities are based on quoted market prices.

> The carrying value of cash and cash equivalents approximates fair value due to the short maturities of these assets.

> Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses.

> Fair values of separate account assets and liabilities are reflected in the Balance Sheet.

                 Jefferson Pilot LifeAmerica Insurance Company


12. Fair Values of Financial Instruments--Continued

The carrying value and fair value of financial instruments at December 31, 2000, were as follows (in thousands):


                                                  Carrying        Fair
                                                    Value        Value
                                                 ----------   -----------
Financial Assets:
Debt securities available-for-sale ...........    $850,012     $850,012
Debt securities held-to-maturity .............      93,525       94,364
Equity securities available-for-sale .........       1,865        1,865
Cash and cash equivalents ....................      10,371       10,371
Policy loans .................................      25,442       31,556
Mortgage loans on real estate ................      23,318       24,347

Financial Liabilities:
Annuity contract liabilities in
 accumulation phase ..........................     502,276      483,155
                                                  --------     --------



13. Commitments and Contingent Liabilities

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.

In the normal course of business, the Company is involved in various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or results of operations.

14. Comprehensive Income

Comprehensive income and its components are displayed in the accompanying Statement of Stockholder's Equity. Currently, the only element of other comprehensive income applicable to the Company is changes in unrealized gains and losses on securities classified as available-for-sale, which are displayed in the following table, along with related tax effects. See Note 3 for further detail of changes in unrealized gains on securities available-for-sale, for the year ended December 31, 2000 (in thousands):



Unrealized holding gains arising during period,
 before taxes ............................................    $ 12,402
Income taxes .............................................      (4,341)
                                                              --------
Unrealized holding gains arising during period,
 net of taxes ............................................       8,061
                                                              --------
Less: reclassification adjustment:
 Gains realized in net income, before taxes ..............         624
 Income taxes ............................................        (218)
                                                              --------
 Reclassification adjustment for gains realized
  in net income, before taxes ............................         406
                                                              --------
Other comprehensive income--net unrealized gains .........    $  7,655
                                                              ========

                        REPORT OF INDEPENDENT AUDITORS


Contractholders of the JPF Separate Account B
The Board of Directors, Jefferson Pilot LifeAmerica Insurance Company

We have audited the accompanying statement of assets and liabilities of the JPF Separate Account B as of December 31, 2000, and the related statements of operations and changes in net assets for each of the periods indicated herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the JPF Separate Account B at December 31, 2000, and the results of its operations and the changes in its net assets for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.


                                                [Signature of Ernst & Young LLP]


Boston, Massachusetts
March 23, 2001

                      STATEMENT OF ASSETS AND LIABILITIES


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000



                                                             JPVF
                                              JPVF          World          JPVF          JPVF
                                         International      Growth       Emerging      Capital
                                             Equity         Stock         Growth        Growth
                                            Division       Division      Division      Division
                                        --------------- ------------- ------------- -------------
ASSETS
Investments at cost ...................    $188,140       $ 241,386     $ 330,344     $ 573,862
                                           ========       =========     =========     =========
Investments at market value ...........    $162,528       $ 247,064     $ 300,906     $ 520,585
Accrued investment income .............
Net Premiums receivable (payable) .....         (15)            997           183           132
                                           --------       ---------     ---------     ---------
    TOTAL NET ASSETS ..................    $162,513       $ 248,061     $ 301,089     $ 520,717
                                           ========       =========     =========     =========
UNITS OUTSTANDING .....................      14,305          18,447        18,497        36,988
NET ASSET VALUE PER UNIT ..............    $ 11.362       $  13.448     $  16.279     $  14.080



                                             JPVF                         JPVF                                    JPVF
                                             Small          JPVF        S&P 500         JPVF                   High Yield
                                            Company        Growth        Index         Value         JPVF         Bond
                                           Division       Division      Division      Division     Balanced     Division
                                        -------------- ------------- ------------- ------------- ------------ -----------
ASSETS
Investments at cost ...................    $286,415      $ 133,931    $1,097,065     $ 345,806     $ 79,914    $265,193
                                           ========      =========    ==========     =========     ========    ========
Investments at market value ...........    $272,274      $ 123,617    $1,016,762     $ 358,204     $ 79,124    $232,406
Accrued investment income .............                                                                          22,831
Net Premiums receivable (payable) .....           (6)        1,234           (57)        1,057          120         (25)
                                           ----------    ---------    ----------     ---------     --------    --------
    TOTAL NET ASSETS ..................    $272,268      $ 124,851    $1,016,705     $ 359,261     $ 79,244    $255,212
                                           =========     =========    ==========     =========     ========    ========
UNITS OUTSTANDING .....................     26,267           6,087        80,720        27,889        5,745      25,500
NET ASSET VALUE PER UNIT ..............    $ 10.366      $  20.514    $   12.597     $  12.883     $ 13.795    $ 10.009

See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000



                                             JPVF         Fidelity       Fidelity     Fidelity
                                            Money           VIP            VIP         VIP II
                                            Market     Equity-Income      Growth     Contrafund
                                           Division       Division       Division     Division
                                        ------------- --------------- ------------- ------------
ASSETS
Investments at cost ...................   $ 537,599      $478,667       $ 557,323     $397,396
                                          =========      ========       =========     ========
Investments at market value ...........   $ 542,647      $494,401       $ 513,411     $385,406
Net Premiums receivable (payable) .....       5,611           (49)            206          (38)
                                          ---------      --------       ---------     --------
    TOTAL NET ASSETS ..................   $ 548,258      $494,352       $ 513,617     $385,368
                                          =========      ========       =========     ========
UNITS OUTSTANDING .....................      51,187        37,481          36,874       28,101
NET ASSET VALUE PER UNIT ..............   $  10.712      $ 13.191       $  13.930     $ 13.715



                                                                                                   Oppenheimer
                                           Templeton         MFS           MFS       Oppenheimer    Strategic
                                         International     Research     Utilities        Bond         Bond
                                            Division       Division      Division      Division     Division
                                        --------------- ------------- ------------- ------------- ------------
ASSETS
Investments at cost ...................    $227,391       $ 204,398     $ 148,084     $202,955      $ 37,877
                                           ========       =========     =========     ========      ========
Investments at market value ...........    $221,164       $ 188,587     $ 148,913     $207,850      $ 36,928
Net Premiums receivable (payable) .....         (22)          1,036            70          (20)           39
                                           --------       ---------     ---------     --------      --------
    TOTAL NET ASSETS ..................    $221,142       $ 189,623     $ 148,983     $207,830      $ 36,967
                                           ========       =========     =========     ========      ========
UNITS OUTSTANDING .....................      16,609          14,404        10,510       19,871         3,505
NET ASSET VALUE PER UNIT ..............    $ 13.316       $  13.166     $  14.178     $ 10.460      $ 10.548

See notes to financial statements.

                            STATEMENT OF OPERATIONS


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000



                                                             JPVF
                                                     International Equity
                                                           Division
                                        ----------------------------------------------
                                               Year Ended            For the Period
                                              December 31,        October 23, 1998(a)
                                        ------------------------           to
                                                                      December 31,
                                            2000         1999             1998
                                        ------------ ----------- ---------------------
Investment Income:
  Dividend income .....................  $      --     $    --            $ --
  Distributions of realized gains .....      5,476          --              31
                                         ---------     -------            ----
  Net investment income ...............      5,476          --              31

Expenses:
  Mortality and expense risk
   charge .............................        449         268              --
                                         ---------     -------            ----
    Net investment income
     (loss) ...........................      5,027        (268)             31
                                         ---------     -------            ----

Gain (loss) on investments:
  Net realized gain (loss) on
   investments ........................       (469)      2,056               1
  Change in net unrealized gain
   (loss) on investments ..............    (35,212)      9,335             266
                                         ---------     -------            ----
  Net gain (loss) on investments           (35,681)     11,391             267
                                         ---------     -------            ----
    Increase (decrease) in net
     assets from operations ...........  $ (30,654)    $11,123            $298
                                         =========     =======            ====



                                                            JPVF                                         JPVF
                                                     World Growth Stock                                Emerging
                                                          Division                                     Division
                                        -------------------------------------------- --------------------------------------------
                                                                  For the Period                                 For the Period
                                             Year Ended       September 10, 1998(a)         Year Ended         August 10, 1998(a)
                                            December 31,                to                 December 31,                to
                                        --------------------       December 31,      ------------------------     December 31,
                                           2000      1999              1998              2000         1999            1998
                                        --------- ---------- ----------------------- ------------ ----------- -------------------
Investment Income:
  Dividend income .....................  $1,411     $   52           $   163          $      --     $    --          $   --
  Distributions of realized gains .....   1,536        191               480             17,192          --              73
                                         ------     ------           -------          ---------     -------          ------
  Net investment income ...............   2,947        243               643             17,192          --              73

Expenses:
  Mortality and expense risk
   charge .............................     677        284                --              1,375         556              --
                                         ------     ------           -------          ---------     -------          ------
    Net investment income
     (loss) ...........................   2,271        (41)              643             15,817        (556)             73
                                         ------     ------           -------          ---------     -------          ------

Gain (loss) on investments:
  Net realized gain (loss) on
   investments ........................   1,764      1,063                 3              3,531       3,533               6
  Change in net unrealized gain
   (loss) on investments ..............    (194)     6,357              (485)           (81,653)     50,850           1,365
                                         ------     ------           -------          ---------     -------          ------
  Net gain (loss) on investments          1,570      7,420              (482)           (78,122)     54,383           1,371
                                         ------     ------           -------          ---------     -------          ------
    Increase (decrease) in net
     assets from operations ...........  $3,841     $7,379           $   161          $ (62,305)    $53,827          $1,444
                                         ======     ======           =======          =========     =======          ======

(a) Commencement of operations

See notes to financial statements.

                            STATEMENT OF OPERATIONS


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000



                                                             JPVF                               JPVF
                                                        Capital Growth                      Small Company
                                                           Division                           Division
                                        ---------------------------------------------- -----------------------
                                                                     For the Period
                                                Year Ended         August 10, 1998(a)         Year Ended
                                               December 31,                to                December 31,
                                        -------------------------     December 31,     -----------------------
                                             2000         1999            1998              2000        1999
                                        ------------- ----------- -------------------- ------------- ---------
Investment Income:
  Dividend income .....................  $       --     $    --           $ --           $      --    $   12
  Distributions of realized gains .....      13,821         483            454                  --       219
                                         ----------     -------           ----           ---------    ------
  Net investment income ...............      13,821         483            454                  --       231

Expenses:
  Mortality and expense risk
   charge .............................       3,356         791             --                 624       193
                                         ----------     -------           ----           ---------    ------
  Net investment income
     (loss) ...........................      10,465        (308)           454                (624)       38
                                         ----------     -------           ----           ---------    ------

Gain (loss) on investments:
  Net realized gain (loss) on
   investments ........................       7,055         377             12              (6,844)     (123)
  Change in net unrealized gain
   (loss) on investments ..............    (106,380)     52,887            216             (20,428)    6,862
                                         ----------     -------           ----           ---------    ------
  Net gain (loss) on investments            (99,325)     53,264            228             (27,272)    6,739
                                         ----------     -------           ----           ---------    ------
    Increase (decrease) in net
     assets from operations ...........  $  (88,860)    $52,956           $682           $ (27,896)   $6,777
                                         ==========     =======           ====           =========    ======



                                                 JPVF                              JPVF
                                             Small Company                        GROWTH
                                               Division                          Division
                                        ----------------------- ----------------------------------------------
                                             For the Period                                 For the Period
                                         September 10, 1998(a)         Year Ended        September 30, 1998(a)
                                                   to                 December 31,                to
                                              December 31,      -----------------------      December 31,
                                                  1998              2000        1999             1998
                                        ----------------------- ------------ ---------- ----------------------
Investment Income:
  Dividend income .....................         $    91          $      --    $    --            $ --
  Distributions of realized gains .....             685              6,194         17              --
                                                -------          ---------    -------            ----
  Net investment income ...............             776              6,194         17              --

Expenses:
  Mortality and expense risk
   charge .............................              --                459        100              --
                                                -------          ---------    -------            ----
  Net investment income
     (loss) ...........................             776              5,735        (83)             --
                                                -------          ---------    -------            ----

Gain (loss) on investments:
  Net realized gain (loss) on
   investments ........................               5              1,274      2,646               3
  Change in net unrealized gain
   (loss) on investments ..............            (575)           (24,239)    13,805             120
                                                -------          ---------    -------            ----
  Net gain (loss) on investments                   (570)           (22,965)    16,451             123
                                                -------          ---------    -------            ----
    Increase (decrease) in net
     assets from operations ...........         $   206          $ (17,230)   $16,368            $123
                                                =======          =========    =======            ====

(a) Commencement of operations

See notes to financial statements.

                            STATEMENT OF OPERATIONS


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000



                                                      JPVF
                                                     S&P 500                          JPVF
                                                      Index                           Value
                                                    Division                        Division
                                                ---------------- -----------------------------------------------
                                                 For the Period         Year Ended            For the Period
                                                   May 1, 2000        December 31,        September 29, 1998(a)
                                                       to        -----------------------            to
                                                  December 31,                                 December 31,
                                                      2000           2000        1999              1998
                                                ---------------- ----------- ----------- -----------------------
Investment Income:
  Dividend income .............................    $      --      $  1,040    $     --             $ 54
  Distributions of realized gains .............           --        12,963          81               --
                                                   ---------      --------    --------             ----
  Net investment income .......................           --        14,003          81               54

Expenses:
  Mortality and expense risk charge ...........        5,496           875         351               --
                                                   ---------      --------    --------             ----
  Net investment income (loss) ................       (5,496)       13,128        (270)              54
                                                   ---------      --------    --------             ----

Gain (loss) on investments:
  Net realized gain (loss) on investments .....       (5,827)       (5,213)        162               15
  Change in net unrealized gain (loss) on
   investments ................................      (80,303)       13,758      (1,645)             285
                                                   ---------      --------    --------             ----
  Net gain (loss) on investments ..............      (86,129)        8,546      (1,483)             300
                                                   ---------      --------    --------             ----
    Increase (decrease) in net assets
     from operations ..........................    $ (91,626)     $ 21,674    $ (1,753)            $354
                                                   =========      ========    ========             ====



                                                                    JPVF
                                                                  Balanced
                                                                  Division
                                                ---------------------------------------------
                                                      Year Ended           For the Period
                                                     December 31,       September 10, 1998(a)
                                                ----------------------           to
                                                                            December 31,
                                                    2000       1999             1998
                                                ----------- ---------- ----------------------
Investment Income:
  Dividend income .............................  $  1,115     $    1          $    53
  Distributions of realized gains .............     2,949        127              200
                                                 --------     ------          -------
  Net investment income .......................     4,064        128              253

Expenses:
  Mortality and expense risk charge ...........       100        181               --
                                                 --------     ------          -------
  Net investment income (loss) ................     3,964        (53)             253
                                                 --------     ------          -------

Gain (loss) on investments:
  Net realized gain (loss) on investments .....       149          4                3
  Change in net unrealized gain (loss) on
   investments ................................    (5,531)     4,892             (151)
                                                 --------     ------          -------
  Net gain (loss) on investments ..............    (5,382)     4,896             (148)
                                                 --------     ------          -------
    Increase (decrease) in net assets
     from operations ..........................  $ (1,418)    $4,843          $   105
                                                 ========     ======          =======

(a) Commencement of operations

See notes to financial statements.

                            STATEMENT OF OPERATIONS


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000



                                                               JPVF                                    JPVF
                                                          High Yield Bond                          Money Market
                                                             Division                                Division
                                           --------------------------------------------- ---------------------------------
                                                  Year Ended           For the Period                     For the Period
                                                 December 31,        October 7, 1998(a)                  June 16, 1999(a)
                                           ------------------------          to            Year Ended           to
                                                                        December 31,      December 31,     December 31,
                                               2000         1999            1998              2000             1999
                                           ------------ ----------- -------------------- -------------- ------------------
Investment Income:
  Dividend income ........................  $  22,831    $   3,512         $ 944            $   872           $  --
  Distributions of realized gains ........         --           --            --                 --              --
                                            ---------    ---------         -----            -------           -----
  Net investment income ..................     22,831        3,512           944                872              --

Expenses:
  Mortality and expense risk charge ......        622          282            --              1,617              42
                                            ---------    ---------         -----            -------           -----
  Net investment income (loss) ...........     22,209        3,230           944               (745)            (42)
                                            ---------    ---------         -----            -------           -----

Gain (loss) on investments:
  Net realized gain (loss) on
   investments ...........................     (4,546)          23             2              5,588              39
  Change in net unrealized gain (loss)
   on investments ........................    (30,267)      (2,424)          (96)             4,859             189
                                            ---------    ---------         -----            -------           -----
  Net gain (loss) on investments .........    (34,813)      (2,401)          (94)            10,447             228
                                            ---------    ---------         -----            -------           -----
    Increase (decrease) in net assets
     from operations .....................  $ (12,604)   $     829         $ 850            $ 9,703           $ 186
                                            =========    =========         =====            =======           =====



                                                             Fidelity
                                                        VIP Equity Income
                                                             Division
                                           --------------------------------------------
                                                 Year Ended          For the Period
                                               December 31,       September 30, 1998(a)
                                           ---------------------           to
                                                                      December 31,
                                              2000       1999             1998
                                           --------- ----------- ----------------------
Investment Income:
  Dividend income ........................  $ 1,823   $     389          $   --
  Distributions of realized gains ........    6,867         859              --
                                            -------   ---------          ------
  Net investment income ..................    8,690       1,248              --

Expenses:
  Mortality and expense risk charge ......    1,115         577              --
                                            -------   ---------          ------
  Net investment income (loss) ...........    7,575         671              --
                                            -------   ---------          ------

Gain (loss) on investments:
  Net realized gain (loss) on
   investments ...........................      705       1,188              44
  Change in net unrealized gain (loss)
   on investments ........................   15,922      (1,728)          1,540
                                            -------   ---------          ------
  Net gain (loss) on investments .........   16,627        (540)          1,584
                                            -------   ---------          ------
    Increase (decrease) in net assets
     from operations .....................  $24,202   $     131          $1,584
                                            =======   =========          ======

(a) Commencement of operations

See notes to financial statements.

                            STATEMENT OF OPERATIONS


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000

                                                          Fidelity
                                                         VIP Growth
                                                          Division
                                        --------------------------------------------
                                               Year Ended          For the Period
                                             December 31,        August 10, 1998(a)
                                        -----------------------          to
                                                                    December 31,
                                            2000        1999            1998
                                        ------------ ---------- --------------------
Investment Income:
  Dividend income .....................  $     232    $    46          $   --
  Distributions of realized gains .....     23,089      2,862              --
                                         ---------    -------          ------
  Net investment income ...............     23,321      2,908              --

Expenses:
  Mortality and expense risk
   charge .............................      2,644        898              --
                                         ---------    -------          ------
  Net investment income ...............     20,677      2,010              --
                                         ---------    -------          ------

Gain (loss) on investments:
  Net realized gain (loss) on
   investments ........................      4,000      2,177              13
  Change in net unrealized gain
   (loss) on investments ..............    (83,407)    36,533           2,962
                                         ---------    -------          ------
  Net gain (loss) on investments           (79,407)    38,710           2,975
                                         ---------    -------          ------
    Increase (decrease) in net
     assets from operations ...........  $ (58,731)   $40,720          $2,975
                                         =========    =======          ======

                                                            Fidelity                              Fidelity
                                                        VIP II Contrafund                     VIP II Index 500
                                                            Division                              Division
                                        ------------------------------------------------- ------------------------
                                                                       For the Period
                                                Year Ended         September 25, 1998(a)         Year Ended
                                               December 31,                  to                 December 31,
                                        -------------------------       December 31,      ------------------------
                                             2000         1999              1998              2000         1999
                                        ------------- ----------- ----------------------- ------------ -----------
Investment Income:
  Dividend income .....................   $     328     $    11             $ --           $    6,193   $    838
  Distributions of realized gains .....      11,907          83               --                2,707        569
                                          ---------     -------             ----           ----------   --------
  Net investment income ...............      12,235          94               --                8,900      1,407

Expenses:
  Mortality and expense risk
   charge .............................         993         295               --                2,102      2,987
                                          ---------     -------             ----           ----------   --------
  Net investment income ...............      11,241        (201)              --                6,798     (1,580)
                                          ---------     -------             ----           ----------   --------

Gain (loss) on investments:
  Net realized gain (loss) on
   investments ........................      (3,680)        530                2               71,481      2,431
  Change in net unrealized gain
   (loss) on investments ..............     (22,296)     10,207               99              (69,951)    64,358
                                          ---------     -------             ----           ----------   --------
  Net gain (loss) on investments            (25,976)     10,737              101                1,530     66,789
                                          ---------     -------             ----           ----------   --------
    Increase (decrease) in net
     assets from operations ...........   $ (14,735)    $10,536             $101           $    8,328   $ 65,209
                                          =========     =======             ====           ==========   ========

                                               Fidelity
                                           VIP II Index 500
                                               Division
                                        ----------------------
                                            For the Period
                                         September 29, 1998(a)
                                                  to
                                             December 31,
                                                 1998
                                        ----------------------
Investment Income:
  Dividend income .....................         $   --
  Distributions of realized gains .....             --
                                                ------
  Net investment income ...............             --

Expenses:
  Mortality and expense risk
   charge .............................             --
                                                ------
  Net investment income ...............             --
                                                ------

Gain (loss) on investments:
  Net realized gain (loss) on
   investments ........................             56
  Change in net unrealized gain
   (loss) on investments ..............          5,593
                                                ------
  Net gain (loss) on investments                 5,649
                                                ------
    Increase (decrease) in net
     assets from operations ...........         $5,649
                                                ======

(a) Commencement of operations

See notes to financial statements.

                            STATEMENT OF OPERATIONS


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000



                                                                                                 MFS
                                                            Templeton                         Research
                                                            Division                          Division
                                          --------------------------------------------- ---------------------
                                                                     For the Period
                                                Year Ended       September 30, 1998(a)        Year Ended
                                               December 31,                to                December 31,
                                          ---------------------       December 31,      ---------------------
                                              2000       1999             1998              2000       1999
                                          ------------ -------- ----------------------- ------------ --------
Investment Income:
  Dividend income .......................  $    2,590   $  135            $ --           $      33    $   55
  Distributions of realized gains .......      15,391      470              --               5,658       289
                                           ----------   ------            ----           ---------    ------
  Net investment income .................      17,981      605              --               5,691       344

Expenses:
  Mortality and expense risk charge .....         686      330              --                 578       281
                                           ----------   ------            ----           ---------    ------
  Net investment income .................      17,295      275              --               5,114        63
                                           ----------   ------            ----           ---------    ------

Gain (loss) on investments:
  Net realized gain (loss) on
   investment ...........................      (2,555)      34             504               1,562       879
  Change in net unrealized gain
   (loss) on investments ................     (14,767)   8,445              95             (24,661)    8,782
                                           ----------   ------            ----           ---------    ------
  Net gain (loss) on investments ........     (17,322)   8,479             599             (23,099)    9,661
                                           ----------   ------            ----           ---------    ------
    Increase (decrease) in net
     assets from operations .............  $      (27)  $8,754            $599           $ (17,985)   $9,724
                                           ==========   ======            ====           =========    ======



                                                   MFS                            MFS
                                                Research                        Utilities
                                                Division                        Division
                                          --------------------- ----------------------------------------
                                              For the Period         Year Ended         For the Period
                                           November 3, 1998(a)      December 31,      December 9, 198(a)
                                                    to          --------------------          to
                                               December 31,                              December 31,
                                                   1998             2000      1999           1998
                                          --------------------- ----------- -------- -------------------
Investment Income:
  Dividend income .......................          $--           $     386   $  205          $--
  Distributions of realized gains .......           --               2,909    1,030           --
                                                   ---           ---------   ------          ---
  Net investment income .................           --               3,295    1,235           --

Expenses:
  Mortality and expense risk charge .....           --                 185      141           --
                                                   ---           ---------   ------          ---
  Net investment income .................           --               3,110    1,094           --
                                                   ---           ---------   ------          ---

Gain (loss) on investments:
  Net realized gain (loss) on
   investment ...........................            1               1,737      180           --
  Change in net unrealized gain
   (loss) on investments ................           68              (2,878)   3,663           44
                                                   ---           ---------   ------          ---
  Net gain (loss) on investments ........           69              (1,141)   3,843           44
                                                   ---           ---------   ------          ---
    Increase (decrease) in net
     assets from operations .............          $69           $   1,969   $4,937          $44
                                                   ===           =========   ======          ===

(a) Commencement of operations

See notes to financial statements.

                            STATEMENT OF OPERATIONS


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000



                                                          Oppenheimer                                 Oppenheimer
                                                              Bond                                  Strategic Bond
                                                            Division                                   Division
                                           ------------------------------------------ -------------------------------------------
                                           Year Ended December                        Year Ended December
                                                   31,              For the Period            31,              For the Period
                                           --------------------  November 3, 1998(a)  --------------------  September 30, 1998(a)
                                                                          to                                         to
                                                                     December 31,                               December 31,
                                               2000      1999            1998             2000      1999            1998
                                           ----------- -------- --------------------- ----------- -------- ----------------------
Investment Income:
  Dividend income ........................  $  3,102    $ 100            $--           $  2,500    $ 347             $--
  Distributions of realized gains ........        --       10             --                 --       --              --
                                            --------    -----            ---           --------    -----             ---
  Net investment income ..................     3,102      110             --              2,500      347              --

Expenses:
  Mortality and expense risk charge ......       267       72             --                 45      101              --
                                            --------    -----            ---           --------    -----             ---
  Net investment income ..................     2,834       38             --              2,455      246              --
                                            --------    -----            ---           --------    -----             ---

Gain (loss) on investments:
  Net realized (loss) on investments .....    (1,462)     (13)            --               (300)     (39)             --
  Change in net unrealized gain (loss)
   on investments ........................     4,958      (68)             5             (1,160)     121              89
                                            --------    -----            ---           --------    -----             ---
  Net gain (loss) on investments .........     3,496      (81)             5             (1,460)      82              89
                                            --------    -----            ---           --------    -----             ---
    Increase (decrease) in net assets
     from operations .....................  $  6,330    $ (43)           $ 5           $    995    $ 328             $89
                                            ========    =====            ===           ========    =====             ===

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000



                                                           JPVF                                JPVF
                                                   International Equity                 World Growth Stock
                                                         Division                            Division
                                       --------------------------------------------- ------------------------
                                                                   For the Period
                                              Year Ended        October 23, 1998(a)         Year Ended
                                             December 31,                to                December 31,
                                       -----------------------      December 31,     ------------------------
                                           2000        1999             1998             2000        1999
                                       ------------ ---------- --------------------- ----------- ------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) .......  $   5,027    $   (268)        $   31          $  2,271    $      (41)
  Net realized gain (loss) on
   investments .......................       (469)      2,056              1             1,764         1,063
  Change in net unrealized gain
   (loss) on investments .............    (35,212)      9,335            266              (194)        6,357
                                        ---------    --------         ------          --------    ----------
Increase (decrease) in net assets
 from operations .....................    (30,654)     11,123            298             3,841         7,379

Contractholder transactions--Note F:
  Transfers of net premiums ..........     81,544      29,182            304            46,553        11,218
  Transfers from/to General
   Account and within Separate
   Account, net ......................     53,449      19,196          8,530           140,609        56,224
  Transfers of cost of insurance .....     (8,896)     (3,555)           (99)           (9,604)       (2,921)
  Transfers on account of other
   terminations ......................      1,750         299             42            (1,114)      (12,354)
                                        ---------    --------         ------          --------    ----------
Net increase in net assets derived
 from contractholder transactions.....    127,847      45,122          8,777           176,444        52,167
Net increase in net assets ...........     97,193      56,245          9,075           180,285        59,546
                                        ---------    --------         ------          --------    ----------
Balance at beginning of year .........     65,320       9,075             --            67,776         8,230
                                        ---------    --------         ------          --------    ----------
Balance at end of year ...............  $ 162,513    $ 65,320         $9,075          $248,061    $   67,776
                                        =========    ========         ======          ========    ==========



                                                JPVF                                JPVF
                                         World Growth Stock                     Emerging Growth
                                              Division                             Division
                                       ----------------------- ---------------------------------------------
                                            For the Period             Year Ended           For the Period
                                        September 10, 1998(a)        December 31,         August 10, 1998(a)
                                                  to           -------------------------          to
                                             December 31,                                    December 31,
                                                 1998              2000         1999             1998
                                       ----------------------- ------------ ------------ -------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) .......         $  643           $  15,817    $    (556)        $   73
  Net realized gain (loss) on
   investments .......................              3               3,531        3,533              6
  Change in net unrealized gain
   (loss) on investments .............           (485)            (81,653)      50,850          1,365
                                               ------           ---------    ---------         ------
Increase (decrease) in net assets
 from operations .....................            161             (62,305)      53,827          1,444

Contractholder transactions--Note F:
  Transfers of net premiums ..........            225              56,648       59,213            182
  Transfers from/to General
   Account and within Separate
   Account, net ......................          7,978             170,610       35,743         13,671
  Transfers of cost of insurance .....           (154)            (20,832)     (10,872)          (216)
  Transfers on account of other
   terminations ......................             20               3,557          427               (8)
                                               ------           ---------    ---------         ---------
Net increase in net assets derived
 from contractholder transactions.....          8,069             209,983       84,511         13,629
Net increase in net assets ...........          8,230             147,678      138,338         15,073
                                               ------           ---------    ---------         --------
Balance at beginning of year .........             --             153,411       15,073             --
                                               ------           ---------    ---------         --------
Balance at end of year ...............         $8,230           $ 301,089    $ 153,411         $15,073
                                               ======           =========    =========         ========

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000



                                                          JPVF                                 JPVF
                                                     Capital Growth                       Small Company
                                                        Division                             Division
                                     ----------------------------------------------- ------------------------
                                                                   For the Period
                                             Year Ended          August 10, 1998(a)         Year Ended
                                            December 31,                 to                December 31,
                                     --------------------------     December 31,     ------------------------
                                          2000         1999             1998             2000         1999
                                     ------------- ------------ -------------------- ------------ -----------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) .....  $    10,465   $    (308)         $  454         $    (624)   $     38
  Net realized gain (loss) on
   investments .....................        7,055         377              12            (6,844)       (123)
  Change in net unrealized gain
   (loss) on investments ...........     (106,380)     52,887             216           (20,428)      6,862
                                      -----------   ---------          ------         ---------    --------
Increase (decrease) in net assets
 from operations ...................      (88,860)     52,956             682           (27,896)      6,777

Contractholder transactions--
 Note F:
  Transfers of net premiums ........      121,333      58,586             729            81,798      11,652
  Transfers from/to General
   Account and within
   Separate Account, net ...........      271,656     148,302           8,146           187,828      16,563
  Transfers of cost of insurance          (40,661)    (14,738)           (335)           (9,521)     (2,190)
  Transfers on account of other
   terminations ....................        3,098        (236)             59              (554)       (827)
                                      -----------   ---------          ------         ---------    --------
Net increase in net assets derived
 from contractholder transactions         355,426     191,914           8,599           259,551      25,198
Net increase in net assets .........      266,566     244,870           9,281           231,655      31,975
                                      -----------   ---------          ------         ---------    --------
Balance at beginning of year .......      254,151       9,281              --            40,613       8,638
                                      -----------   ---------          ------         ---------    --------
Balance at end of year .............  $   520,717   $ 254,151          $9,281         $ 272,268    $ 40,613
                                      ===========   =========          ======         =========    ========



                                              JPVF                                JPVF
                                          Small Company                          Growth
                                            Division                            Division
                                     ----------------------- -----------------------------------------------
                                          For the Period            Year Ended            For the Period
                                      September 10, 1998(a)        December 31,        September 30, 1998(a)
                                                to           ------------------------           to
                                           December 31,                                    December 31,
                                               1998              2000         1999             1998
                                     ----------------------- ------------ ----------- ----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) .....         $  776           $   5,735    $    (83)          $  --
  Net realized gain (loss) on
   investments .....................              5               1,274       2,646               3
  Change in net unrealized gain
   (loss) on investments ...........           (575)            (24,239)     13,805             120
                                             ------           ---------    --------           -----
Increase (decrease) in net assets
 from operations ...................            206             (17,230)     16,368             123

Contractholder transactions--
 Note F:
  Transfers of net premiums ........            225              51,978      15,727              --
  Transfers from/to General
   Account and within
   Separate Account, net ...........          8,258              42,829      24,542             558
  Transfers of cost of insurance                (88)            (11,018)     (2,023)            (41)
  Transfers on account of other
   terminations ....................             37               3,100         (62)             --
                                             ------           ---------    --------           -----
Net increase in net assets derived
 from contractholder transactions             8,432              86,889      38,184             517
Net increase in net assets .........          8,638              69,659      54,552             640
                                             ------           ---------    --------           -----
Balance at beginning of year .......             --              55,192         640              --
                                             ------           ---------    --------           -----
Balance at end of year .............         $8,638           $ 124,851    $ 55,192           $ 640
                                             ======           =========    ========           =====

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000



                                                      JPVF                            JPVF
                                                  S&P 500 Index                       Value
                                                    Division                        Division
                                                ---------------- -----------------------------------------------
                                                 For the Period         Year Ended            For the Period
                                                 May 1, 2000(a)       December 31,        September 29, 1998(a)
                                                       to        -----------------------            to
                                                  December 31,                                 December 31,
                                                      2000           2000        1999              1998
                                                ---------------- ------------ ---------- -----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) ................    $   (5,496)    $  13,128    $   (270)         $   54
  Net realized gain (loss) on investments .....        (5,827)       (5,213)        162              15
  Change in net unrealized gain (loss) on
   investments ................................       (80,303)       13,758      (1,645)            285
                                                   ----------     ---------    --------          ------
Increase (decrease) in net assets from
 operations ...................................       (91,626)       21,674      (1,753)            354

Contractholder transactions--Note F:
  Transfers of net premiums ...................       178,544        58,080      42,209             299
  Transfers from/to General Account and
   within Separate Account, net ...............       969,265       197,594      56,834           6,603
  Transfers of cost of insurance ..............       (37,238)      (14,754)     (5,516)           (326)
  Transfers on account of other
   terminations ...............................        (2,240)       (2,345)        285              23
                                                   ----------     ---------    --------          ------
Net increase in net assets derived from
 contractholder transactions ..................     1,108,331       238,575      93,812           6,599
Net increase in net assets ....................     1,016,705       260,249      92,059           6,953
                                                   ----------     ---------    --------          ------
Balance at beginning of year ..................            --        99,012       6,953              --
                                                   ----------     ---------    --------          ------
Balance at end of year ........................    $1,016,705     $ 359,261    $ 99,012          $6,953
                                                   ==========     =========    ========          ======



                                                                     JPVF
                                                                   Balanced
                                                                   Division
                                                ----------------------------------------------
                                                       Year Ended           For the Period
                                                     December 31,        September 10, 1998(a)
                                                -----------------------           to
                                                                             December 31,
                                                    2000        1999             1998
                                                ----------- ----------- ----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) ................  $  3,964    $    (53)          $  253
  Net realized gain (loss) on investments .....       149           4                3
  Change in net unrealized gain (loss) on
   investments ................................    (5,531)      4,892             (151)
                                                 --------    --------           ------
Increase (decrease) in net assets from
 operations ...................................    (1,418)      4,843              105

Contractholder transactions--Note F:
  Transfers of net premiums ...................    28,947      11,628               --
  Transfers from/to General Account and
   within Separate Account, net ...............    20,123      21,497            3,062
  Transfers of cost of insurance ..............    (7,416)     (2,961)             (40)
  Transfers on account of other
   terminations ...............................       914         (40)              --
                                                 --------    --------           ------
Net increase in net assets derived from
 contractholder transactions ..................    42,568      30,124            3,022
Net increase in net assets ....................    41,150      34,967            3,127
                                                 --------    --------           ------
Balance at beginning of year ..................    38,094       3,127               --
                                                 --------    --------           ------
Balance at end of year ........................  $ 79,244    $ 38,094           $3,127
                                                 ========    ========           ======

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000



                                                             JPVF                                    JPVF
                                                        High Yield Bond                          Money Market
                                                           Division                                Division
                                         --------------------------------------------- ---------------------------------
                                                Year Ended           For the Period      Year Ended     For the Period
                                               December 31,        October 7, 1998(a)   December 31,   June 16, 1999(a)
                                         ------------------------          to          --------------         to
                                                                      December 31,                       December 31,
                                             2000         1999            1998              2000             1999
                                         ------------ ----------- -------------------- -------------- ------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) .........  $  22,209    $  3,230         $   944          $    (745)        $   (42)
  Net realized gain (loss) on
   investments .........................     (4,546)         23               2              5,588              39
  Change in net unrealized gain
   (loss) on investments ...............    (30,267)     (2,424)            (96)             4,859             189
                                          ---------    --------         -------          ---------         -------
Increase (decrease) in net assets
 from operations .......................    (12,604)        829             850              9,703             186

Contractholder transactions--Note F:
  Transfers of net premiums ............     66,306       3,352             147             38,321           6,363
  Transfers from/to General
   Account and within Separate
   Account, net ........................    164,250      27,635          14,929            536,821           9,704
  Transfers of cost of insurance .......     (8,838)     (1,418)            (80)           (52,058)           (782)
  Transfers on account of other
   terminations ........................       (216)         88             (18)                --              --
                                          ---------    --------         -------          ---------         -------
Net increase in net assets derived
 from contractholder transactions ......    221,502      29,657          14,978            523,084          15,285
Net increase in net assets .............    208,898      30,486          15,828            532,787          15,471
                                          ---------    --------         -------          ---------         -------
Balance at beginning of year ...........     46,314      15,828              --             15,471              --
                                          ---------    --------         -------          ---------         -------
Balance at end of year .................  $ 255,212    $ 46,314         $15,828          $ 548,258         $15,471
                                          =========    ========         =======          =========         =======



                                                            Fidelity
                                                        VIP Equity Income
                                                            Division
                                         -----------------------------------------------
                                                Year Ended            For the Period
                                               December 31,        September 10, 1998(a)
                                         ------------------------           to
                                                                       December 31,
                                             2000         1999             1998
                                         ------------ ----------- ----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) .........  $   7,575    $    671          $    --
  Net realized gain (loss) on
   investments .........................        705       1,188               44
  Change in net unrealized gain
   (loss) on investments ...............     15,922      (1,728)           1,540
                                          ---------    --------          -------
Increase (decrease) in net assets
 from operations .......................     24,202         131            1,584

Contractholder transactions--Note F:
  Transfers of net premiums ............     54,215      56,692              299
  Transfers from/to General
   Account and within Separate
   Account, net ........................    339,516      32,476           15,107
  Transfers of cost of insurance .......    (18,378)     (7,554)            (527)
  Transfers on account of other
   terminations ........................     (4,073)        624               38
                                          ---------    --------          -------
Net increase in net assets derived
 from contractholder transactions ......    371,280      82,238           14,917
Net increase in net assets .............    395,482      82,369           16,501
                                          ---------    --------          -------
Balance at beginning of year ...........     98,870      16,501               --
                                          ---------    --------          -------
Balance at end of year .................  $ 494,352    $ 98,870          $16,501
                                          =========    ========          =======

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000



                                                               Fidelity
                                                              VIP Growth
                                                               Division
                                            ----------------------------------------------
                                                    Year Ended           For the Period
                                                  December 31,         August 10, 1998(a)
                                            -------------------------          to
                                                                          December 31,
                                                2000         1999             1998
                                            ------------ ------------ --------------------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income (loss) ............  $  20,677    $   2,010         $    --
  Net realized gain (loss) on
   investments ............................      4,000        2,177              13
  Change in net unrealized gain
   (loss) on investments ..................    (83,407)      36,533           2,962
                                             ---------    ---------         -------
Increase in net assets from
 operations ...............................    (58,731)      40,720           2,975

Contractholder transactions--Note F:
  Transfers of net premiums ...............     83,606       72,706          13,429
  Transfers from/to General
   Account and within Separate
   Account, net ...........................    307,711       97,281           7,906
  Transfers of cost of insurance ..........    (28,518)     (12,325)           (485)
  Transfers on account of other
   terminations ...........................       (979)     (13,179)          1,500
                                             ---------    ---------         -------
Net increase in net assets derived
 from contractholder transactions .........    361,820      144,483          22,350
Net increase (decrease) in net assets          303,089      185,203          25,325
                                             ---------    ---------         -------
Balance at beginning of year ..............    210,528       25,325              --
                                             ---------    ---------         -------
Balance at end of year ....................  $ 513,617    $ 210,528         $25,325
                                             =========    =========         =======



                                                                Fidelity                               Fidelity
                                                            VIP II Contrafund                      VIP II Index 500
                                                                Division                               Division
                                            ------------------------------------------------- --------------------------
                                                                           For the Period
                                                    Year Ended         September 29, 1998(a)          Year Ended
                                                   December 31,                  to                  December 31,
                                            -------------------------       December 31,      --------------------------
                                                2000         1999               1998               2000         1999
                                            ------------ ------------ ----------------------- ------------- ------------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income (loss) ............  $  11,241    $     (201)         $    --          $     6,798   $  (1,580)
  Net realized gain (loss) on
   investments ............................     (3,680)          530                2               71,481       2,431
  Change in net unrealized gain
   (loss) on investments ..................    (22,296)       10,207               99              (69,951)     64,358
                                             ---------    ----------          -------          -----------   ---------
Increase in net assets from
 operations ...............................    (14,735)       10,536              101                8,328      65,209

Contractholder transactions--Note F:
  Transfers of net premiums ...............     96,596        48,714              267              236,346     133,683
  Transfers from/to General
   Account and within Separate
   Account, net ...........................    233,185        53,040              667             (802,725)    356,003
  Transfers of cost of insurance ..........    (22,998)       (8,544)            (141)             (18,794)    (33,444)
  Transfers on account of other
   terminations ...........................        408       (11,775)              47                  869     (11,807)
                                             ---------    ----------          -------          -----------   ---------
Net increase in net assets derived
 from contractholder transactions .........    307,191        81,435              840             (584,304)    444,435
Net increase (decrease) in net assets          292,456        91,971              941             (575,976)    509,644
                                             ---------    ----------          -------          -----------   ---------
Balance at beginning of year ..............     92,912           941               --              575,976      66,332
                                             ---------    ----------          -------          -----------   ---------
Balance at end of year ....................  $ 385,368    $   92,912          $   941          $         0   $ 575,976
                                             =========    ==========          =======          ===========   =========



                                                   Fidelity
                                               VIP II Index 500
                                                   Division
                                            ----------------------
                                                For the Period
                                             September 29, 1998(a)
                                                      to
                                                 December 31,
                                                     1998
                                            ----------------------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income (loss) ............        $    --
  Net realized gain (loss) on
   investments ............................             56
  Change in net unrealized gain
   (loss) on investments ..................          5,593
                                                   -------
Increase in net assets from
 operations ...............................          5,649

Contractholder transactions--Note F:
  Transfers of net premiums ...............            786
  Transfers from/to General
   Account and within Separate
   Account, net ...........................         60,402
  Transfers of cost of insurance ..........           (993)
  Transfers on account of other
   terminations ...........................            488
                                                   -------
Net increase in net assets derived
 from contractholder transactions .........         60,683
Net increase (decrease) in net assets               66,332
                                                   -------
Balance at beginning of year ..............             --
                                                   -------
Balance at end of year ....................        $66,332
                                                   =======

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000



                                                                                                    MFS
                                                            Templeton                             Research
                                                             Division                             Division
                                         ------------------------------------------------ ------------------------
                                                                       For the Period
                                                Year Ended         September 30, 1998(a)         Year Ended
                                               December 31,                  to                 December 31,
                                         ------------------------       December 31,      ------------------------
                                             2000         1999              1998              2000         1999
                                         ------------ ----------- ----------------------- ------------ -----------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) .........  $  17,295    $    275         $       --         $   5,114    $     63
  Net realized gain (loss) on
   investments .........................     (2,555)         34                504             1,562         879
  Change in net unrealized gain
   (loss) on investments ...............    (14,767)      8,445                 95           (24,661)      8,782
                                          ---------    --------         ----------         ---------    --------
Increase (decrease) in net assets
 from operations .......................        (27)      8,754                599           (17,985)      9,724

Contractholder transactions--Note F:
  Transfers of net premiums ............     53,200      32,040             13,281            26,099      39,524
  Transfers from/to General
   Account and within Separate
   Account, net ........................    102,998      38,164            (12,085)          124,163      25,303
  Transfers of cost of insurance .......    (12,783)     (4,470)              (477)          (14,764)     (6,724)
  Transfers on account of other
   terminations ........................        263         563              1,122              (126)        226
                                          ---------    --------         ----------         ---------    --------
Net increase in net assets derived
 from contractholder transactions ......    143,678      66,297              1,841           135,372      58,329
Net increase in net assets .............    143,651      75,051              2,440           117,387      68,053
                                          ---------    --------         ----------         ---------    --------
Balance at beginning of year ...........     77,491       2,440                 --            72,236       4,183
                                          ---------    --------         ----------         ---------    --------
Balance at end of year .................  $ 221,142    $ 77,491         $    2,440         $ 189,623    $ 72,236
                                          =========    ========         ==========         =========    ========



                                                  MFS                              MFS
                                               Research                          Utilities
                                               Division                          Division
                                         --------------------- --------------------------------------------
                                             For the Period           Year Ended          For the Period
                                          November 3, 1998(a)       December 31,        December 9, 1998(a)
                                                   to          -----------------------          to
                                              December 31,                                 December 31,
                                                  1998             2000        1999            1998
                                         --------------------- ----------- ----------- --------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) .........        $   --          $  3,110    $  1,094          $   --
  Net realized gain (loss) on
   investments .........................             1             1,737         180              --
  Change in net unrealized gain
   (loss) on investments ...............            68            (2,878)      3,663              44
                                                ------          --------    --------          ------
Increase (decrease) in net assets
 from operations .......................            69             1,969       4,937              44

Contractholder transactions--Note F:
  Transfers of net premiums ............           304            21,797      16,859             270
  Transfers from/to General
   Account and within Separate
   Account, net ........................         3,818           103,892       5,494           3,993
  Transfers of cost of insurance .......           (48)           (6,694)     (2,569)            (72)
  Transfers on account of other
   terminations ........................            40            (1,048)         90              21
                                                ------          --------    --------          ------
Net increase in net assets derived
 from contractholder transactions ......         4,114           117,947      19,874           4,212
Net increase in net assets .............         4,183           119,916      24,811           4,256
                                                ------          --------    --------          ------
Balance at beginning of year ...........            --            29,067       4,256              --
                                                ------          --------    --------          ------
Balance at end of year .................        $4,183          $148,983    $ 29,067          $4,256
                                                ======          ========    ========          ======

(a) Commencement of operations.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                             JPF SEPARATE ACCOUNT B
                               December 31, 2000



                                                                            Oppenheimer
                                                                                Bond
                                                                              Division
                                                            --------------------------------------------
                                                             Year Ended December
                                                                     31,               For the Period
                                                            ----------------------  November 3, 1998(a)
                                                                                             to
                                                                                        December 31,
                                                                2000       1999             1998
                                                            ----------- ---------- ---------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) ............................  $  2,834    $     38          $  --
  Net realized loss on investments ........................    (1,462)        (13)            --
  Change in net unrealized gain (loss) on investments .....     4,958         (68)             5
                                                             --------    --------          -----
Increase (decrease) in net assets from operations .........     6,330         (43)             5

Contractholder transactions--Note F:
  Transfers of net premiums ...............................    19,851      14,540            314
  Transfers from/to General Account and within
   Separate Account, net ..................................   156,524      19,232             --
  Transfers of cost of insurance ..........................    (6,636)     (1,774)           (61)
  Transfers on account of other terminations ..............      (232)       (220)            --
                                                             --------    --------          -----
Net increase in net assets derived from contractholder
 transactions .............................................   169,507      31,778            253
Net increase in net assets ................................   175,837      31,735            258
                                                             --------    --------          -----
Balance at beginning of year ..............................    31,993         258             --
                                                             --------    --------          -----
Balance at end of year ....................................  $207,830    $ 31,993          $ 258
                                                             ========    ========          =====



                                                                             Oppenheimer
                                                                           Strategic Bond
                                                                              Division
                                                            ---------------------------------------------
                                                             Year Ended December
                                                                     31,               For the Period
                                                            ----------------------  September 30, 1998(a)
                                                                                             to
                                                                                        December 31,
                                                                2000       1999             1998
                                                            ----------- ---------- ----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) ............................  $  2,455    $   246           $   --
  Net realized loss on investments ........................      (300)       (39)              --
  Change in net unrealized gain (loss) on investments .....    (1,160)       121               89
                                                             --------    -------           ------
Increase (decrease) in net assets from operations .........       995        328               89

Contractholder transactions--Note F:
  Transfers of net premiums ...............................     5,235      4,471               --
  Transfers from/to General Account and within
   Separate Account, net ..................................     3,697     19,096            6,262
  Transfers of cost of insurance ..........................    (2,361)      (546)             (75)
  Transfers on account of other terminations ..............      (213)        --              (11)
                                                             --------    -------           ------
Net increase in net assets derived from contractholder
 transactions .............................................     6,358     23,021            6,176
Net increase in net assets ................................     7,353     23,349            6,265
                                                             --------    -------           ------
Balance at beginning of year ..............................    29,614      6,265               --
                                                             --------    -------           ------
Balance at end of year ....................................  $ 36,967    $29,614           $6,265
                                                             ========    =======           ======

(a) Commencement of operations

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS


                            JPF SEPARATE ACCOUNT B
                               December 31, 2000

NOTE A--ORGANIZATION OF ACCOUNT

JPF Separate Account B (the "Separate Account") is a separate account of Jefferson Pilot LifeAmerica Insurance Company ("JP LifeAmerica"). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP LifeAmerica. As of December 31, 2000, the Separate Account is comprised of nineteen investment divisions, eleven of which invest exclusively in corresponding portfolios of the Jefferson Pilot Variable Fund, Inc., one of which invests in the Templeton International Fund, three of which invest in certain Fidelity Portfolios, two of which invest in certain MFS portfolios, and two of which invests in certain Opppenheimer Portfolios, all diversified Series Investment Companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investments in shares of the Trust are valued at the net asset value per share which is calculated each day the New York Stock Exchange is open for trading.

Investment Income: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

Investment Transactions: Purchases and sales of shares of the Trust are recorded as of the trade date, the date the transaction is executed.

Federal Income Taxes: The operations of the Separate Account are included in the federal income tax return of JP Life America which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

Expenses: A mortality and expense risk charge payable to JP LifeAmerica is accrued daily which will not exceed .9% of the average net asset value of each division of the Separate Account on an annual basis.

Use of Estimates: The accompanying financial statements of the Separate Account have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of JP Life America does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

NOTE C--AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP LifeAmerica. JP LifeAmerica is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.

NOTE D--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated assets account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

NOTE E--INVESTMENTS

In determining the net realized gain or loss on sales of shares of the Separate Account, the cost of shares sold has been determined on an average cost basis. For federal income tax purposes, the cost of shares owned at December 31, 2000 is the same as for financial reporting purposes.

Following is a summary of shares of each portfolio of the Separate Account owned by the respective divisions of the Separate Account and the related net asset values at December 31, 2000.



                                                         Net Asset
                                                           Value
                                           Shares        Per Share
                                         ----------   ---------------
JPVF International Equity Portfolio        14,230      $  11.420709
JPVF World Growth Stock Portfolio           9,633         25.752340
JPVF Emerging Growth Portfolio             10,006         30.089480
JPVF Capital Growth Portfolio              15,989         32.567590
JPVF Small Company Portfolio               18,361         14.828460
JPVF Growth Portfolio                       6,036         20.683500
JPVF S&P 500 Index Portfolio              111,181          9.144630
JPVF Value Portfolio                       18,493         19.427380
JPVF Balanced Portfolio                     5,668         13.982050
JPVF High Yield Bond Portfolio             33,130          7.703380
JPVF Money Market Portfolio                50,212         10.918850
Fidelity VIP Equity-Income Portfolio       19,371         25.520000
Fidelity VIP Growth Portfolio              11,767         43.650000
Fidelity VIP II Contrafund Portfolio       16,233         23.740000
Templeton International Portfolio          11,775         18.780000
MFS Research Portfolio                      9,116         20.800000
MFS Utilities Portfolio                     6,321         23.570000
Oppenheimer Bond Portfolio                 18,474         11.250000
Oppenheimer Strategic Portfolio             7,882          4.690000

NOTE F--CONTRACTHOLDER TRANSACTIONS



                                                                             For the Period
                                                                               October 23,
                                         Year Ended          Year Ended          through
                                     December 31, 2000   December 31, 1999  December 31, 1998
                                    -------------------- ------------------ -----------------
                                      Units     Amount    Units    Amount    Units    Amount
                                    -------- ----------- ------- ---------- ------- ---------
JPVF International Equity Division
   Issuance of units                 11,888   $154,349   6,486    $83,522     803    $ 8,887
   Redemptions of units               1,930     26,502   2,931     38,400      10        110
                                     ------   --------   -----    -------     ---    -------
   Net Increase                       9,958   $127,847   3,555    $45,122     793    $ 8,777
                                     ======   ========   =====    =======    ====    =======


                                                                      For the Period
                                                                       September 10,
                                 Year Ended          Year Ended           through
                             December 31, 2000    December 31, 1999  December 31, 1998
                            -------------------- ------------------- -----------------
                              Units     Amount    Units     Amount    Units    Amount
                            -------- ----------- ------- ----------- ------- ---------
JPVF World Growth Division
   Issuance of units        24,333    $319,763   9,836    $120,015     755    $ 8,265
   Redemptions of units     10,957     143,319   5,502      67,848      18        196
                            ------    --------   -----    --------     ---    -------
   Net Increase             13,376    $176,444   4,334    $ 52,167     737    $ 8,069
                            ======    ========   =====    ========    ====    =======


                                                                          For the Period
                                    Year Ended          Year Ended      August 10 through
                                December 31, 2000    December 31, 1999  December 31, 1998
                               -------------------- ------------------- ------------------
                                 Units     Amount    Units     Amount    Units    Amount
                               -------- ----------- ------- ----------- ------- ----------
JPVF Emerging Growth Division
   Issuance of units            20,334   $381,638   9,644    $129,418    1,322   $13,883
   Redemptions of units          9,386    171,655   3,392      44,907       25       254
                                ------   --------   -----    --------    -----   -------
   Net Increase                 10,948   $209,983   6,252    $ 84,511    1,297   $13,629
                                ======   ========   =====    ========    =====   =======


                                                                         For the Period
                                   Year Ended           Year Ended      August 10, through
                               December 31, 2000    December 31, 1999   December 31, 1998
                              -------------------- -------------------- -----------------
                                Units     Amount     Units     Amount    Units    Amount
                              -------- ----------- -------- ----------- ------- ---------
JPVF Capital Growth Division
   Issuance of units          35,335    $576,756    18,805   $245,279     855    $ 9,062
   Redemptions of units       13,830     221,330     4,132     53,365      45        463
                              ------    --------    ------   --------     ---    -------
   Net Increase               21,505    $355,426    14,673   $191,914     810    $ 8,599
                              ======    ========    ======   ========    ====    =======


                                                                       For the Period
                                                                        September 10,
                                  Year Ended          Year Ended           through
                              December 31, 2000    December 31, 1999  December 31, 1998
                             -------------------- ------------------- -----------------
                               Units     Amount    Units     Amount    Units    Amount
                             -------- ----------- ------- ----------- ------- ---------
JPVF Small Company Division
   Issuance of units         37,184    $407,958   9,687    $101,961     792    $ 8,670
   Redemptions of units      14,106     148,407   7,267      76,763      23        238
                             ------    --------   -----    --------     ---    -------
   Net Increase              23,078    $259,551   2,420    $ 25,198     769    $ 8,432
                             ======    ========   =====    ========    ====    =======

                                                                    For the Period
                                                                     September 30,
                               Year Ended           Year Ended          through
                            December 31, 2000   December 31, 1999  December 31, 1998
                          --------------------- ------------------ -----------------
                            Units      Amount    Units    Amount    Units    Amount
                          --------- ----------- ------- ---------- ------- ---------
JPVF Growth Division
   Issuance of units        7,265    $ 171,944  4,928    $ 77,738     56    $  558
   Redemptions of units     3,692       85,055  2,466      39,554      4        41
                            -----    ---------  -----    --------     --    ------
   Net Increase             3,573    $  86,889  2,462    $ 38,184     52    $  517
                           ======    =========  =====    ========    ===    ======


                                 For the Period
                              May 1, 2000, through
                               December 31, 2000
                             ----------------------
                               Units      Amount
                             -------- -------------
JPVF S&P 500 Index Division
   Issuance of units         94,878    $1,296,051
   Redemptions of units      14,158       187,720
                             ------    ----------
   Net Increase              80,720    $1,108,331
                             ======    ==========


                                                                    For the Period
                                                                     September 29,
                               Year Ended          Year Ended           through
                           December 31, 2000    December 31, 1999  December 31, 1998
                          -------------------- ------------------- -----------------
                            Units     Amount    Units     Amount    Units    Amount
                          -------- ----------- ------- ----------- ------- ---------
JPVF Value Division
   Issuance of units      39,831    $ 481,679   8,669   $105,600     654    $ 7,051
   Redemptions of units   20,264      243,104     959     11,788      42        452
                          ------    ---------   -----   --------     ---    -------
   Net Increase           19,567    $ 238,575   7,710   $ 93,812     612    $ 6,599
                          ======    =========   =====   ========    ====    =======


                                                                     For the Period
                                                                      September 10,
                                Year Ended           Year Ended          through
                            December 31, 2000    December 31, 1999  December 31, 1998
                          ---------------------- ------------------ -----------------
                            Units      Amount     Units    Amount    Units    Amount
                          --------- ------------ ------- ---------- ------- ---------
JPVF Balanced Division
   Issuance of units        4,386    $  61,758    2,727   $ 33,822    278    $ 3,136
   Redemptions of units     1,338       19,190      298      3,698     10        114
                            -----    ---------    -----   --------    ---    -------
   Net Increase             3,048    $  42,568    2,429   $ 30,124    268    $ 3,022
                           ======    =========    =====   ========   ====    =======


                                                                         For the Period
                                    Year Ended          Year Ended     October 7, through
                                December 31, 2000   December 31, 1999  December 31, 1998
                               -------------------- ------------------ ------------------
                                 Units     Amount    Units    Amount    Units    Amount
                               -------- ----------- ------- ---------- ------- ----------
JPVF High Yield Bond Division
   Issuance of units           33,060    $ 343,149   3,259   $ 35,400   1,505   $15,068
   Redemptions of units        11,782      121,647     533      5,743       9        90
                               ------    ---------   -----   --------   -----   -------
   Net Increase                21,278    $ 221,502   2,726   $ 29,657   1,496   $14,978
                               ======    =========   =====   ========   =====   =======

                                                       For the Period
                                  Year Ended          June 16, through
                               December 31, 2000     December 31, 1999
                            ----------------------- --------------------
                              Units       Amount      Units     Amount
                            --------- ------------- --------- ----------
JPVF Money Market Division
   Issuance of units         241,114   $2,556,156     3,541    $ 35,709
   Redemptions of units      191,443    2,033,072     2,025      20,424
                             -------   ----------     -----    --------
     Net Increase             49,671   $  523,084     1,516    $ 15,285
                             =======   ==========    ======    ========


                                                                                  For the Period
                                                                                  September 10,
                                          Year Ended            Year Ended           through
                                       December 31, 2000    December 31, 1999   December 31, 1998
                                     --------------------- -------------------- ------------------
                                       Units      Amount     Units     Amount    Units    Amount
                                     --------- ----------- -------- ----------- ------- ----------
Fidelity VIP Equity-Income Division
   Issuance of units                   51,315   $ 645,154   12,628   $157,985    1,475   $15,591
   Redemptions of units                21,888     273,874    5,989     75,747       60       674
                                       ------   ---------   ------   --------    -----   -------
     Net Increase (decrease)           29,427   $ 371,280    6,639   $ 82,238    1,415   $14,917
                                      =======   =========   ======   ========    =====   =======


                                                                           For the Period
                                   Year Ended            Year Ended      August 10, through
                                December 31, 2000    December 31, 1999   December 31, 1998
                              --------------------- -------------------- ------------------
                                Units      Amount     Units     Amount    Units    Amount
                              --------- ----------- -------- ----------- ------- ----------
Fidelity VIP Growth Division
   Issuance of units            38,894   $ 597,613   15,586   $203,305    2,245   $23,019
   Redemptions of units         15,354     235,793    4,434     58,822       63       669
                                ------   ---------   ------   --------    -----   -------
     Net Increase               23,540   $ 361,820   11,152   $144,483    2,182   $22,350
                               =======   =========   ======   ========    =====   =======


                                                                                  For the Period
                                                                                   September 29,
                                          Year Ended            Year Ended            through
                                       December 31, 2000     December 31, 1999   December 31, 1998
                                     --------------------- --------------------- -----------------
                                       Units      Amount     Units      Amount    Units    Amount
                                     --------- ----------- --------- ----------- ------- ---------
Fidelity VIP II Contrafund Division
   Issuance of units                   32,352   $ 455,772    9,938    $130,668     102    $1,144
   Redemptions of units                10,520     148,581    3,747      49,233      24       304
                                       ------   ---------    -----    --------     ---    ------
     Net Increase                      21,832   $ 307,191    6,191    $ 81,435      78    $  840
                                      =======   =========   ======    ========    ====    ======


                                                                                       For the Period
                                                                                       September 29,
                                            Year Ended               Year Ended           through
                                         December 31, 2000       December 31, 1999   December 31, 1998
                                    --------------------------- -------------------- ------------------
                                        Units        Amount       Units     Amount    Units    Amount
                                    ------------ -------------- -------- ----------- ------- ----------
Fidelity VIP II Index 500 Division
   Issuance of units                    26,654     $  355,455    42,257   $531,034    5,746   $61,857
   Redemptions of units                 67,719        939,759     6,832     86,599      105     1,174
                                       -------     ----------    ------   --------    -----   -------
     Net Increase (decrease)           (41,065)    $ (584,304)   35,425   $444,435    5,641   $60,683
                                       =======     ==========    ======   ========    =====   =======

See notes to financial statements.

                                                                     For the Period
                                                                     September 30,
                               Year Ended          Year Ended           through
                           December 31, 2000    December 31, 1999  December 31, 1998
                          -------------------- ------------------- ------------------
                            Units     Amount    Units     Amount    Units    Amount
                          -------- ----------- ------- ----------- ------- ----------
Templeton Division
   Issuance of units       15,302   $201,817   9,169    $111,581    1,547   $16,673
   Redemptions of units     4,334     58,139   3,745      45,284    1,330    14,832
                           ------   --------   -----    --------    -----   -------
     Net Increase          10,968   $143,678   5,424    $ 66,297      217   $ 1,841
                           ======   ========   =====    ========    =====   =======


                                                                     For the Period
                               Year Ended          Year Ended      November 3, through
                           December 31, 2000    December 31, 1999  December 31, 1998
                          -------------------- ------------------- ------------------
                            Units     Amount    Units     Amount    Units    Amount
                          -------- ----------- ------- ----------- ------- ----------
MFS Research Division
   Issuance of units       17,724   $255,497   8,456    $102,511     374    $ 4,173
   Redemptions of units     8,494    120,125   3,650      44,182       6         59
                           ------   --------   -----    --------    ----    -------
     Net Increase           9,230   $135,372   4,806    $ 58,329     368    $ 4,114
                           ======   ========   =====    ========    ====    =======


                                                                    For the Period
                                                                      December 9,
                               Year Ended          Year Ended           1998(a)
                           December 31, 2000    December 31, 1999  December 31, 1998
                          -------------------- ------------------- -----------------
                            Units     Amount    Units     Amount    Units    Amount
                          -------- ----------- ------- ----------- ------- ---------
MFS Utilities Division
   Issuance of units       12,863   $181,957   3,716    $ 41,220     421    $ 4,293
   Redemptions of units     4,528     64,010   1,954      21,346       8         81
                           ------   --------   -----    --------    ----    -------
     Net Increase           8,335   $117,947   1,762    $ 19,874     413    $ 4,212
                           ======   ========   =====    ========    ====    =======


                                                                    For the Period
                                                                      November 3,
                                                                        through
                                Year Ended          Year Ended       December 31,
                            December 31, 2000    December 31, 1999       1998
                           -------------------- ------------------- ---------------
                             Units     Amount    Units     Amount    Units   Amount
                           -------- ----------- ------- ----------- ------- -------
Oppenheimer Bond Division
   Issuance of units       31,393    $320,033    3,410   $ 33,945      31    $ 314
   Redemptions of units    14,738     150,526      219      2,167       6       61
                           ------    --------    -----   --------    ----    -----
     Net Increase          16,655    $169,507    3,191   $ 31,778      25    $ 253
                           ======    ========    =====   ========    ====    =====


                                                                       For the Period
                                                                       September 30,
                                 Year Ended          Year Ended           through
                             December 31, 2000    December 31, 1999  December 31, 1998
                            -------------------- ------------------- ------------------
                              Units     Amount    Units     Amount    Units    Amount
                            -------- ----------- ------- ----------- ------- ----------
Oppenheimer Strategic Bond
   Issuance of units          2,105   $ 21,615    2,570   $ 26,337     622    $ 6,251
   Redemptions of units       1,456     15,257      328      3,316       8         75
                             ------   --------    -----   --------    ----    -------
   Net Increase                 649   $  6,358    2,242   $ 23,021     614    $ 6,176
                             ======   ========    =====   ========    ====    =======

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   PART II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING REGARDING INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATIONS REGARDING FEES AND CHARGES

     The fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Jefferson Pilot LifeAmerica Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

         The cover sheet.

         The Prospectus consisting of 62 pages.

         The undertaking to file reports.

         The undertaking pursuant to Rule 485(b)(1) under the Securities Act of 1933.

         The representations regarding fees and charges.

         The signatures.

         Written consent

            Ernst & Young LLP, contained in Exhibit 7 below.

     The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (a) Certified Copy of Resolution of Board of Directors of Chubb Colonial Life Insurance Company, adopted at a meeting held on March 2, 1994 (in lieu of indenture or trust creating unit investment trust), (incorporated by reference to Exhibit 1(a) of Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (b) Not applicable.

     (c)(i) Form of Underwriting Agreement among Chubb Colonial Life Insurance Company, Chubb Colonial Separate Account B and Chubb Securities Corporation (incorporated by reference to Exhibit 1(c)(i) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Colonial Separate Account B, filed April 22, 1996, Registration No. 33-77496).

     (ii) Specimen District Manager's Agreement between Chubb Securities Corporation (incorporated by reference to Exhibit 1(c)(ii) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (iii) Specimen Sales Representative's Agreement of Chubb Securities Corporation (incorporated by reference to Exhibit 1(c)(iii) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (iv) Schedule of Commissions (incorporated by reference to Exhibit 1(c)(iv) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (d) Not applicable.

     (e) (i) Specimen Policy (incorporated by reference to Exhibit 1(e)(i) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (ii) Form of Riders (incorporated by reference to Exhibit 1(e)(ii) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed April 22, 1996, Registration No. 33-77496).

     (f)(i) Amended and Restated Charter (with all amendments) of Chubb Colonial Life Insurance Company (incorporated by reference to Exhibit 1(f)(i) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (ii) By-Laws of Chubb Colonial Life Insurance Company (incorporated by reference to Exhibit 1(f)(ii) of Post Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496).

     (g) Not applicable.

     (h)(i) Fund Distribution Agreement between Chubb America Fund, Inc., and Chubb Securities Corporation (incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (ii) Amendment to Fund Distribution Agreement between Chubb America Fund, Inc. and Shubb Securities Corporation (incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (iii) Amended and Restated Investment Management Agreement between Chubb America Fund, Inc., and Chubb Investment Advisory Corporation (incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (iv) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Templeton, Galbraith & Hansberger Ltd. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc., filed April 14, 1993, Registration No. 2-94479).

     (vii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Van Eck Associates Corporation (incorporated by reference to Exhibit 5(f) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (viii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (ix) Sub-Investment Management Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Pioneering Management Corporation (incorporated by reference to Exhibit 5(g) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

     (x) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(h) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc., filed February 28, 1992, Registration No. 2-94479).

     (xi) Custodian Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to Form N-1A of Chubb America Fund, Inc., filed on February 21, 1991, Registration No. 2-94479).

     (xii) Amendment to the Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. (incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

     (xiii) Amendment No. 2 to Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. (incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

     (xiv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Growth and Income Portfolio (incorporated by reference to Exhibit 5(i) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

     (xv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Capital Growth Portfolio (incorporated by reference to Exhibit 5(j) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

     (xvi) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Balanced Portfolio (incorporated by reference to Exhibit 5(k) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

     (xvii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(l) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

     (xviii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Janus Capital Corporation (incorporated by reference to Exhibit 5(m) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

     (xix) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Phoenix Investment Counsel, Inc. (incorporated by reference to Exhibit 5(n) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

     (xix) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form N-1A of Chubb America Fund, Inc. filed on February 14, 1995, Registration No. 2-94479).

     (xxi) Form of Sub-Investment Management Agreement between Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Massachusetts Financial Services Company with respect to the Emerging Growth Portfolio (Incorporated by reference to Exhibit 5(q) of Post-Effective Amendment No. 12 to Form N-1A of Chubb America Fund, Inc. filed on February 14, 1995, Registration No. 2-94479).

     (i) Not Applicable.


     (j) Application Incorporated by reference to Exhibit 1(j) of Post-Effective Amendment No. 6, Registration No. 33-77496, filed April 27, 1998.


     2.  Specimen Policy (Same as 1(e)).

     3. Opinion and Consent of counsel as to securities being registered. Incorporated by reference to Exhibit 3 of Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 of Colonial Separate Account B, filed on December 17, 1996, Registration No. 33-77496.

     4.  Not applicable.

     5.  Not applicable.

     6. Actuarial opinion and consent of Richard C. Dielensnyder, FSA, MAAA. (Incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 of Colonial Separate Account B, filed on December 23, 1997, Registration No. 33-77496).

     7.  Consent of Ernst & Young LLP.

     8. Procedures Memorandum, as amended, pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act. To be filed by Amendment.

     9.  Specimen Notice of Right of Withdrawal, pursuant to Rule
         6e-3(T)(b)(13)(viii) (Incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

     10. Representations, description and undertakings regarding mortality and expense risk charge, pursuant to Rule 6e-3(T)(b)(13)(iii)(F) (Incorporated by reference to Exhibit 10 of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

     11. (a) Undertaking to Guarantee Obligations of Principal Underwriters, pursuant to Rule 6e-3(T)(b)(13)(vi) (Incorporated by reference to Exhibit 11(a) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

     (b) Statement of Chubb Colonial Life Insurance Company pursuant to Rule 27d-2 under the Investment Company Act of 1940 (Incorporated by reference to Exhibit 11(b) of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

     12. Form of Reinsurance Agreement (Incorporated by reference to Exhibit 12 of Post-Effective Amendment No. 2 of the Registration Statement on Form S-6 of Colonial Separate Account B, filed on April 22, 1996, Registration No. 33-77496.

     13. Not Applicable.

     14. Not Applicable.

---------------

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the registrant, JPF Separate Account B, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 9 to the Registration Statement and, has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to the hereunto affixed and attested, all in Concord, New Hampshire on the 6th day of April, 2001.


(SEAL)                             JPF SEPARATE ACCOUNT B
                                     (Registrant)
                                   JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY AMERICA (Depositor)

                                   By:  /s/ Dennis R. Glass
                                   -------------------------------------------
                                            Dennis R. Glass

                                   Title: Chief Financial Officer
                                   -------------------------------------------

ATTEST:

/s/ Reggie D. Adamson
-------------------------------
Reggie D. Adamson
Chief Accounting Officer

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, Jefferson Pilot Financial Insurance Company certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 9 to the Registration Statement and has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 26th day of April, 2001.


[SEAL APPEARS HERE]               JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY



                                  By:  /s/ Dennis R. Glass
                                       --------------------------------------
                                           Dennis R. Glass

                                  Title: Chief Financial Officer
                                         ------------------------------------

ATTEST:

/s/ Reggie D. Adamson
--------------------------------
Reggie D. Adamson
Chief Accounting Officer

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signatures                            Title                    Date
/s/ Dennis R. Glass
-----------------------------------   Director             April 26, 2001
    Dennis R. Glass

/s/ Kenneth C. Mlekush
-----------------------------------   Director             April 26, 2001
    Kenneth C. Mlekush

/s/ Hyatt J. Phillips
-----------------------------------   Director             April 26, 2001
    Hyatt J. Phillips

/s/ David A. Stonecipher
-----------------------------------   Director             April 26, 2001
    David A. Stonecipher

                                  EXHIBIT INDEX

7. Consent of Ernst & Young LLP
   Independent Auditors ..........................................